Statement of Additional Information

TIAA-CREF Funds

JULY 31, 2015 (with respect to the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund, the Fixed-Income Funds and the Real Estate Securities Fund, other than the Emerging Markets Debt Fund)
MARCH 1, 2015, AS SUPPLEMENTED JULY 31, 2015 (with respect to all other Equity Funds and the Emerging Markets Debt Fund)

	Tickers by Class					Tickers by Class
	Retail	Retirement	Premier	Institutional		Retail	Retirement	Premier	Institutional

Equity Funds					Small-Cap Equity Fund	TCSEX	TRSEX	TSRPX	TISEX
Emerging Markets Equity Fund	TEMRX	TEMSX	TEMPX	TEMLX	Social Choice Equity Fund	TICRX	TRSCX	TRPSX	TISCX
Emerging Markets Equity Index Fund	TEQKX	TEQSX	TEQPX	TEQLX	Social Choice International Equity Fund	TSORX	TSOEX	TSOPX	TSONX
Enhanced International Equity Index Fund	—	—	—	TFIIX	Social Choice Low Carbon Equity Fund	TLWCX	TEWCX	TPWCX	TNWCX
Enhanced Large-Cap Growth Index Fund	—	—	—	TLIIX	S&P 500 Index Fund	—	TRSPX	—	TISPX
Fixed-Income Funds
Enhanced Large-Cap Value Index Fund	—	—	—	TEVIX	Bond Fund	TIORX	TIDRX	TIDPX	TIBDX
Equity Index Fund	TINRX	TIQRX	TCEPX	TIEIX	Bond Index Fund	TBILX	TBIRX	TBIPX	TBIIX
Global Natural Resources Fund	TNRLX	TNRRX	TNRPX	TNRIX	Bond Plus Fund	TCBPX	TCBRX	TBPPX	TIBFX
Growth & Income Fund	TIIRX	TRGIX	TRPGX	TIGRX	High-Yield Fund	TIYRX	TIHRX	TIHPX	TIHYX
International Equity Fund	TIERX	TRERX	TREPX	TIIEX	Inflation-Linked Bond Fund	TCILX	TIKRX	TIKPX	TIILX
International Equity Index Fund	—	TRIEX	TRIPX	TCIEX	Short-Term Bond Fund	TCTRX	TISRX	TSTPX	TISIX
International Opportunities Fund	TIOSX	TIOTX	TIOPX	TIOIX	Social Choice Bond Fund	TSBRX	TSBBX	TSBPX	TSBIX
Large-Cap Growth Fund	TIRTX	TILRX	TILPX	TILGX	Short-Term Bond Index Fund	TRSHX	TESHX	TPSHX	TNSHX
Large-Cap Growth Index Fund	—	TRIRX	—	TILIX	Tax-Exempt Bond Fund	TIXRX	—	—	TITIX
Large-Cap Value Fund	TCLCX	TRLCX	TRCPX	TRLIX	Emerging Markets Debt Fund	TEDLX	TEDTX	TEDPX	TEDNX
Large-Cap Value Index Fund	—	TRCVX	—	TILVX	Money Market Fund	TIRXX	TIEXX	TPPXX	TCIXX

Mid-Cap Growth Fund	TCMGX	TRGMX	TRGPX	TRPWX

Mid-Cap Value Fund	TCMVX	TRVRX	TRVPX	TIMVX	Real Estate Securities Fund
Small-Cap Blend Index Fund	—	TRBIX	—	TISBX	Real Estate Securities Fund	TCREX	TRRSX	TRRPX	TIREX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, which are investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the (i) TIAA-CREF Funds’ prospectuses dated July 31, 2015, as subsequently supplemented (with respect to the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund, the Fixed-Income Funds and the Real Estate Securities Fund, other than the Emerging Markets Debt Fund); and (ii) TIAA-CREF prospectuses, dated March 1, 2015, as subsequently supplemented (with respect to the Equity Funds and the Emerging Markets Debt Fund, other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund) (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017–3206 or by calling 877 518–9161.

This SAI describes 35 Funds. Each Fund offers Institutional Class shares. Certain of the Funds also offer other share classes, such as Retail Class, Retirement Class and/or Premier Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements of the Trust for the Funds covered by this SAI for the fiscal periods ended October 31, 2014 (with respect to the Equity Funds and the Emerging Markets Debt Fund, other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund) and March 31, 2015 (with respect to the Fixed-Income Funds and the Real Estate Securities Fund, other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund), are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Reports to shareholders dated October 31, 2014 and March 31, 2015. The Funds will furnish you, without charge, a copy of the Annual Reports on request by calling (877) 518-9161.

Table of contents

Investment objectives, policies and restrictions 3

Disclosure of portfolio holdings 27

Management of the Trust 29

Proxy voting policies 38

Principal holders of securities 39

Investment advisory and other services 53

Underwriter and other service providers 57

Personal trading policy 57

Information about the Funds’ portfolio management 57

About the Trust and the shares 62

Pricing of shares 67

Tax status 68

Brokerage allocation 74

Legal matters 79

Experts 79

Financial statements 79

Appendix A: TIAA-CREF policy statement on corporate governance 80

2     Statement of Additional Information  ■  TIAA-CREF Funds

Investment objectives, policies and restrictions

The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the 35 Funds of the Trust described in this SAI.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the Tax-Exempt Bond Fund, the investment objective of each Fund as described in its Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

Each Fund, other than the Global Natural Resources Fund and the Emerging Markets Debt Fund, is classified as “diversified” within the meaning of the 1940 Act, as set forth in Restriction #8 below. Investment in a “non-diversified” fund, such as the Global Natural Resources Fund and the Emerging Markets Debt Fund, may involve greater risk than investment in a diversified fund because losses resulting from an investment in a single issuer may represent a larger portion of the total assets of a non-diversified fund. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

Unless otherwise noted, each of the following investment policies and risk considerations applies to each Fund.

Fundamental policies

Except as noted, the following restrictions are fundamental policies of each Fund:

1. The Fund will not issue senior securities except as permitted by law.

2. The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in Restriction #7 below; and (b) from banks (only in amounts not in excess of 33 1/3% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3. The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4. The Fund will not purchase real estate or mortgages directly.

5. The Fund (other than the Global Natural Resources Fund) will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein. The Global Natural Resources Fund will invest in commodities and commodities-related instruments as permitted under applicable securities, commodities and tax regulations.

6. The Fund will not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7. The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

Restriction #8 is a fundamental policy of each Fund other than the Global Natural Resources Fund and the Emerging Markets Debt Fund:

8. The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

Restrictions #9 and #10 are fundamental policies of the Tax-Exempt Bond Fund only:

9. The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

10. Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

11. The Fund (other than the Real Estate Securities and Global Natural Resources Funds) will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate sector. The Global Natural Resources Fund has a policy of investing more than 25% of its total assets in securities of issuers in the natural resources industry.

With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

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Investment policies

The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

Non-Equity Investments of the Equity and Real Estate Securities Funds. The Equity Funds and the Real Estate Securities Fund can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in its prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund may hold, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

When market conditions warrant, the Equity Funds and the Real Estate Securities Fund may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds and the Real Estate Securities Fund may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

The Equity Funds and the Real Estate Securities Fund also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

These investments and other Fund investment strategies are discussed in detail below.

Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds (“TCLF”) and TIAA Separate Account VA-1 (“VA-1”), as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

Taxable Securities Purchased by the Tax-Exempt Bond Fund. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

Instability in the financial markets during and after the 2008–09 financial downturn has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Most significantly, the U.S. Government has enacted a broad-reaching new regulatory framework over the financial services industry and consumer credit markets, the potential impact of which on the value of portfolio holdings of a Fund, the issuers thereof or Teachers Insurance and Annuity Association of America (“TIAA”) (or their affiliates) is unknown. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of certain portfolio holdings of a Fund, the issuers thereof or TIAA (or their affiliates) in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of a Fund’s portfolio holdings. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio holdings. Advisors will monitor developments and seek to manage each Fund in a manner consistent with achieving its investment objective, but there can be no assurance that Advisors will be successful in doing so.

The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities

4     Statement of Additional Information  ■  TIAA-CREF Funds

held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Illiquid Investments. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Funds may invest up to 15% (5% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations on or delays in resale may have an adverse effect on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”). Advisors intends to use options and future contracts for a variety of purposes. These purposes include the following: (i) hedging; (ii) cash management; (iii) risk management; (iv) seeking to stay fully invested; (v) seeking to increase total return; (vi) seeking to reduce transaction costs; (vii) seeking to simulate an investment in equity or debt securities or other investments; (viii) seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments; and (ix) for other purposes.

Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with the Fund’s investment objective.

Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts, including for the purpose of closing a purchase transaction; (2) buying covered put option contracts and selling put option contracts, including to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts, including to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks

TIAA-CREF Funds  ■  Statement of Additional Information     5

an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The Global Natural Resources Fund may also purchase and sell futures contracts on natural resources or other commodities. The purpose of hedging techniques using financial futures is to protect the principal value of the Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

By purchasing a futures contract—assuming a “long” position—Advisors will legally obligate a Fund to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract—assuming a “short” position—Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by a Fund usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to a Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final

6     Statement of Additional Information  ■  TIAA-CREF Funds

cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

Successful use of futures contracts for hedging purposes also is subject to Advisors' ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

TIAA-CREF Funds  ■  Statement of Additional Information     7

The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund and/or Advisors to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds and/or Advisors have claimed an exclusion from the definition of the terms “commodity pool operator” and “commodity pool” under the Commodity Exchange Act and the regulations thereunder and, therefore, are not currently subject to registration or regulation as commodity pool operators or pools.

Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Fund to some additional risk that the transaction will not be consummated.

When a Fund enters into a firm commitment agreement, liability for the purchase price—and the rights and risks of ownership of the securities—accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt instruments generally

A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur. Interest rate risk is generally heightened during periods when prevailing interest rates are low or negative and during such periods, a Fund may not be able to maintain a positive yield or yields on par with historical levels.

Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for the Funds’ investments in accordance with their investment objectives and policies.

The Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service Inc. (“Moody’s”), (2) Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”), (3) Fitch Ratings, and (4) Dominion Bond Rating Service, Ltd.

Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s or BBB by S&P are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association (“FNMA”), Maritime Administration, Tennessee Valley

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Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC have continued to operate as going concerns while in conservatorship.

Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps—a liquidity backstop and the mortgage-backed securities purchase program—expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA- and FHLM-guaranteed mortgage-backed securities held by the Funds.

Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, under normal market conditions, the High-Yield Fund invests at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Fund’s net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

Any debt instrument, no matter its initial rating, may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing.

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The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. The Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1–3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

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A Fund (except for the Money Market Fund) may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed-rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

Structured or Indexed Securities (including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

A Fund may also invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonally adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate

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of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Negative Interest Rates. As of the date of this SAI, certain European countries have recently experienced negative interest rates on deposits and debt instruments have traded at negative yields. Negative interest rates may become more prevalent among foreign (non-U.S.) issuers, and potentially within the U.S. These market conditions may increase a Fund’s exposures to the risks associated with rising interest rates. To the extent a Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund would generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield including central bank monetary policies intended to help create self-sustaining growth in the local economy. While negative yields can be expected to reduce demand for fixed-income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed-income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including a Fund, to seek fixed-income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed-income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed-income and related markets to heightened volatility and potential illiquidity.

Money Market Fund Reform. The SEC recently adopted changes to the rules that govern money market funds. These changes will: (1) permit, subject to the discretion of the board of trustees, money market funds to impose a “liquidity fee” (up to 2%) and/or “gates” that temporarily restrict redemptions from the money market fund, if weekly liquidity levels fall below the required regulatory threshold; and (2) require “institutional” money market funds to operate with a floating NAV rounded to the fourth decimal place. “Government money market funds,” which are money market funds that invest in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully, are exempt from these requirements. These changes may affect a money market fund’s investment strategies, operations and/or return potential. As of the date of this SAI, Advisors is evaluating the potential impact of these changes, which have a phase-in compliance period ranging from July 2015 through October 2016.

Mortgage-backed and asset-backed securities

Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These assets are typically pooled and securitized by governmental, government-related or private organizations through the use of trusts and special purpose entities established specifically to hold assets and to issue debt obligations backed by those assets. Asset-backed or mortgage-backed securities are normally created or “sponsored” by banks or other financial institutions or by certain government-sponsored enterprises such as FNMA or FHLMC.

Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

With respect to the Social Choice Bond Fund, Social Choice Equity Fund, Social Choice International Equity Fund and Social Choice Low Carbon Equity Fund, Advisors does not take into consideration whether the sponsor of an asset-backed security in which a Fund invests meets the Fund’s screening criteria. That is because asset-backed securities represent interests in pools of loans, and not of the ongoing business enterprise of the sponsor. It is therefore possible that the Fund could invest in an asset-backed or mortgage-backed security sponsored by a bank or other financial institution in which the Fund could not invest directly.

Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities

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provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue “soft bullet” maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments

TIAA-CREF Funds  ■  Statement of Additional Information     13

of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified time frame and a stable regulatory environment.

Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase either similar or substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have the same original stated maturity; (4) have identical net coupon rates; (5) have identical form and type so as to provide the same risks and rights; and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage dollar rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage dollar rolls can be successfully employed. In connection with mortgage dollar roll transactions, a Fund could receive securities with investment characteristics that are different than those originally sold by the Fund, which may adversely affect the sensitivity of the Fund to changes in interest rates.

Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities for U.S. equities and fixed-income assets and 105% for non-U.S equities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of the collateral) (not to fall below 100% of the market value of the loaned securities not including a decline in the value of the collateral), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk with respect to the investment of the cash collateral, and the Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the borrower.

By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Under certain circumstances, a portion of the lending fee may be paid or rebated to the borrower by the Fund. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. A Fund may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. A Fund may pay reasonable fees to persons unaffiliated with the Fund for services, for arranging such loans, or for acting as securities lending agent (each an “Agent”). Loans of securities will be made only to firms deemed creditworthy. In lending its securities, a Fund bears the market risk with respect to the investment of collateral and the risk the borrower or Agent may default on its contractual obligations to the Fund. Each Agent bears the risk that the borrower may default on its obligation to return the loaned securities as the Agent is contractually obligated to indemnify the Fund if at the time of a default by a borrower some or all of the loaned securities have not been returned.

Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on the condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book

14     Statement of Additional Information  ■  TIAA-CREF Funds

entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the applicable regulatory authorities, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices. The Global Natural Resources Fund may also engage in swaps based on natural resources or other commodities.

By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the creditworthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

In addition to other swap transactions, certain Funds may purchase and sell Contracts for Difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

TIAA-CREF Funds  ■  Statement of Additional Information     15

Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond or an index) undergoes a “credit event” (e.g., a default). CDS share many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk. Certain Funds may also invest in credit default swap indices (“CDX”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds.

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

Segregated Accounts. In connection with when-issued securities, firm commitments, swap transactions and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

Investment Companies. Subject to certain exceptions and limitations, each Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund can hold more than 3% of the total outstanding voting stock of any single investment company. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (like the Lifecycle Funds, the Lifecycle Index Funds, Lifestyle Funds and the Managed Allocation Fund) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely on Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds beyond the limits of Sections 12(d)(1)(A) or (B).

Exchange-Traded Funds. Additionally, the Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount or premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000®Index will be considered as an equity investment by the Fund.

Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that

16     Statement of Additional Information  ■  TIAA-CREF Funds

do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000®Index will be considered as an equity investment by a Fund, and not a fixed-income investment.

Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33 1/3% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

Currency transactions

The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Funds may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders that are participants in the interbank market.

By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established.

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Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to roll-over the foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

Real estate securities

As described more fully in its Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). Certain other Funds may also invest in REITs and other real estate-related securities. An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, overbuilding and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the cleanup of environmental problems.

REITs will generally not be liable for federal corporate income taxes as long as they continue to distribute no less than 100% of their taxable income, and meet certain Code requirements. To maintain REIT status, a REIT must distribute at least 90% of its taxable income each year and satisfy certain asset diversification and income tests.

In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for the special tax treatment discussed above, or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, a Fund runs the risk that it will sell them at an inopportune time.

Foreign investments

As described more fully in the Prospectuses, certain of the Funds (but especially the International Equity Fund, Emerging Markets Equity Fund, International Equity Index Fund, Emerging Markets Equity Index Fund, Global Natural Resources Fund, Enhanced International Equity Index Fund, International Opportunities Fund, Emerging Markets Debt Fund and Social Choice International Equity Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectuses and below, there are a number of country or region-specific risks and other

18     Statement of Additional Information  ■  TIAA-CREF Funds

considerations that may adversely affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States. Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding and, in some cases, other taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund, Emerging Markets Equity Index Fund and Emerging Markets Debt Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that

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is generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.

Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future. The Canadian economy suffered from a recession due to the recent global economic crisis. The Canadian economy has shown signs of recovery from this recession, but there can be no assurance that such recovery will be sustained. The relative strength of the Canadian dollar against the U.S. dollar from time to time may negatively affect Canada’s exporting industries. Decreasing imports from Asian and European Union producers, new or changing trade regulations, changes in exchange rates or a recession of the Chinese or European Union economies may have an adverse impact on the economy of Canada.

Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of certain European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in many of the member states. In addition to adopting a single currency, EMU member states generally no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Many disparate economies continue to adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. As member states unify their economic and monetary policies, movements in European markets will lose the benefit of diversification within the region. Unemployment is historically high and could pose political risk. One or more member states might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU relate to its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their

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economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region. Any or all of these challenges may affect the value of a Fund’s investments economically tied to the EU.

The EU has been extending its influence to the south and east. For former “Iron Curtain” countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites that remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

In addition, certain countries in the EU have had to accept assistance from supra-governmental agencies such as the International Monetary Fund and the European Financial Service Facility. The European Central Bank has also intervened to purchase eurozone debt in order to seek to stabilize markets and reduce borrowing costs. Responses to these financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, the EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members is a matter of serious concern to policy makers. Although economic conditions vary among EU member states, there is continued concern about national level support for the euro and the accompanying coordination of fiscal and wage policy of EU member states. In addition, in recent years most EU members have suffered severe economic declines as part of the worldwide economic downturn. These declines have led to fiscal crises for the governments of certain members including Portugal, Ireland, Italy, Greece and Spain. Some nations required external assistance to meet their obligations, and all of these countries run the risk of default on their debt, possible bail-out by the rest of the EU or debt restructuring, which may require creditors to bear losses. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. In addition, it is possible that the euro could be abandoned in the future by EU countries that have already adopted its use, and the effects of such an abandonment or a country’s forced expulsion from the euro on that country, on the EMU, and on global markets are impossible to predict and could be negative. The exit of any country out of the euro would likely have a significant destabilizing effect on all eurozone countries and their economies and a negative effect on the global economy as a whole. In addition, under these circumstances, it may be difficult to value investments denominated in euros or in a replacement currency.

Investment in Eastern Europe. Investing in the securities of Eastern European issuers involves risks not usually associated with investing in the more developed markets of Western Europe. Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth.

Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property. In addition, Eastern European markets are particularly sensitive to social, political, economic, and currency events in Russia and may suffer heavy losses as a result of their trading and investment links to the Russian economy and currency. Russia also may attempt to assert its influence in the region through economic or even military measures, as it did with Georgia in the summer of 2008.

Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securities registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities directly through the Russian market. Instead, a Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed economic sanctions on certain Russian individuals and Russian financial institutions. The United States or the European Union could also institute broader sanctions on Russia. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the market for depositary receipts tied to such securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of depositary receipts tied to Russian securities.

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Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets. Economies of most Latin American countries are highly dependent on commodity exports and, for certain countries, oil exports. Fluctuations in commodity and oil prices and currency rates can therefore have a pronounced effect on Latin American countries’ economies. The recent global economic crisis weakened demand for commodities and oil, which has led to recession or economic difficulties in these countries. Certain Latin American countries recently have shown signs of recovery, but there can be no assurance that such recovery will be sustained.

Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is only a small but growing foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the debt is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. Accordingly, these governments may be forced to reschedule or freeze their debt repayment, which could negatively affect the market for Latin American securities. Latin American economies that depend on foreign credit and loans could fall into recession in the event of a financial crisis because of tighter international credit supplies.

Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

The growth of Japan’s economy has recently lagged that of its Asian neighbors and other major developed countries. Since the early 2000s, Japan’s economic growth rate has remained relatively low and may remain low in the future. The Japanese economy is heavily reliant on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. Although Japan has recently worked to reduce its dependence on oil by encouraging energy conservation and the use of alternative fuels, there is no guarantee that this trend will continue. The yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. The Japanese stock market has also experienced wild swings in value over time and has often been considered significantly overvalued.

Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. The successful financial sector reform coincided with a Japanese economic recovery, which had set the stage for a comparatively brighter outlook for Japanese companies. However, Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may affect Japan’s economic competitiveness.

Japan is more susceptible to natural disasters such as earthquakes and tsunamis, and a Fund’s investment in Japan may be more likely to be affected by such events than its investments in other geographic regions.

Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily

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dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU. The recent global economic crisis spread to the region, significantly lowering its exports and inflows of foreign investment, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. The economies of many countries in the region have recently shown signs of recovery from the crisis, but there can be no assurance that such recovery will be sustained.

Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

In addition to the risks of investing in developing markets, the developing market Asian countries in which the Funds may invest or have exposure are subject to certain additional or specific risks. In many of these markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region. Brokers in developing market Asian countries typically are fewer in number and less well capitalized than brokers in the United States. These factors may result in fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

Natural disasters, such as droughts, floods, and tsunamis have affected Asian countries in the past, and the economies of Asian countries may be affected by such environmental events in the future. A Fund’s investment in or exposure to Asian countries is, therefore, subject to the risk of such events.

Depositary Receipts. The Equity Funds, the Emerging Markets Debt Fund and the Real Estate Securities Fund can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

Municipal securities

The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Fund’s Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes).

Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

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Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest distributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities and the level of federal funding received by issuing entities (e.g., U.S. municipalities).

Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Tax-Exempt Bond Fund within the applicable limits set forth in the Fund’s Prospectus.

Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. Although these bonds have private insurance guarantees, Advisors performs an independent analysis and review of the underlying municipal obligor to determine the appropriateness of the investment for the Fund. The credit crisis in 2008 adversely affected private financial insurance companies that offer insurance guarantees on municipal bonds. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by the Fund to guarantee specific bonds only while held by the Fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Tax-Exempt Bond Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer

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on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed-rate municipal obligation having similar credit quality, redemption provisions and maturity.

Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

Natural resources investments

The Global Natural Resources Fund primarily invests in securities of issuers engaged in the ownership, development, exploration, production, distribution or processing of natural resources, as well as in securities of companies that are suppliers to firms producing natural resources, in instruments with economic characteristics similar to natural resources securities or in direct holdings of natural resources. The Global Natural Resources Fund generally defines “natural resources” as energy, metals, agriculture and other commodities, as well as related products and services. During periods of financial or economic instability, the securities of natural resources companies may be subject to extreme price fluctuations, reflecting the high volatility of natural resources’ prices. In addition, the instability of the price of particular natural resources may result in volatile earnings of natural resources issuers, which could lead to volatility in their financial condition and in the value of their securities. Additionally, due to the close connection between natural resources and where they are located, securities of natural resources issuers may be particularly affected by events occurring in the countries or regions where such natural resources are found. This is heightened with respect to natural resources that are scarce or that are predominantly located in particular areas. Please see the section above entitled “Foreign Investments” for more information on investing in both emerging and developed foreign markets.

The value of direct investments in natural resources or commodities by the Global Natural Resources Fund may involve different risks than investing in companies that deal in the same natural resources or commodities. Items such as precious metals may be particularly sensitive to monetary, economic and political policies, such as currency devaluations, inflation, trade imbalances, defaults and trade or currency restrictions. However, such direct holdings may be less subject to other factors, such as regional instability or issuer risk, since such direct holdings usually are no longer tied to a specific area of the world or company. Direct investment in natural resources can also present concerns and expenses related to the delivery, storage, protection and maintenance of such resources, such investments may potentially be more illiquid than investments in securities and there may be more difficulty determining their market value.

Subchapter M of the Code states that a corporation will not qualify as a regulated investment company unless, among other things, 90% of its gross income is derived from dividends, interest, and gains from the sale of securities (typically referred to as “qualifying income”). For purposes of this test, income received from direct investments in natural resources, or derivatives based on commodities, is not “qualifying income” and, therefore, may not exceed 10% of the Global Natural Resources Fund’s gross income for its taxable year. This tax requirement could cause the Global Natural Resources Fund to hold or sell such investments or other securities when it would not otherwise do so.

Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

Industry Concentration. With the exception of the Real Estate Securities and Global Natural Resources Funds, none of the Funds will concentrate more than 25% of its total assets in any one industry.

Special Risks Related to Cyber Security. With the increased use of technologies such as the Internet to conduct business, the Funds and their service providers (including, but not limited to, the Funds’ custodian, transfer agent and financial

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intermediaries) are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service the Funds’ operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on a Fund or its service providers’ websites. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Trust’s or a Fund's systems.

Cyber security failures by Advisors, other service providers, or the issuers of the portfolio securities in which a Fund invests have the ability to result in disruptions to and impacts on business operations. Such disruptions or impacts may result in financial losses, interference with the Funds’ ability to calculate their NAV, barriers to trading, Fund shareholders’ inability to transact business with a Fund, violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. The Funds may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. The Funds and their shareholders could be negatively impacted by such attacks or incidents. Although Advisors has established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that the Funds, Advisors or a Fund’s service providers will not be able to adequately identify or prepare for all cyber security attacks. In addition, the Funds cannot directly control the cyber security plans or systems implemented by their service providers.

Liquidation of Funds. The Board of Trustees may determine to close and/or liquidate a Fund at any time, which may have adverse tax consequences to shareholders. In the event of the liquidation of a Fund, shareholders will receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund. A liquidating distribution may be a taxable event to shareholders, resulting in a gain or loss for tax purposes, depending upon a shareholder’s basis in his or her shares of the Fund. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any) or fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.

Portfolio Turnover. Generally, the transactions in which a Fund engages are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

For the fiscal year ended October 31, 2014, the portfolio turnover rates of some of the Equity Funds significantly changed from portfolio turnover rates in 2013 as a result of a variety of factors.

The International Equity Fund’s portfolio turnover rate decreased to 85% for the twelve-month period ended October 31, 2014 as compared with 130% for the twelve-month period ended October 31, 2013. The decrease in portfolio turnover was primarily attributable to the Fund staying focused on its medium- and longer-term investment horizon rather than reacting to the macroeconomic and geo-political headlines throughout the period.

The S&P 500 Index Fund’s portfolio turnover rate increased to 9% for the twelve-month period ended October 31, 2014 as compared with 4% for the twelve-month period ended October 31, 2013. The increase in portfolio turnover was primarily attributable to higher transaction activity due to Fund sales.

The International Equity Index Fund’s portfolio turnover rate increased to 5% for the twelve-month period ended October 31, 2014 as compared with 3% for the twelve-month period ended October 31, 2013. The increase in portfolio turnover was primarily attributable to higher transaction activity due to Fund sales as well as large sales of ETFs to reinvest into underlying index securities.

The Enhanced International Equity Index Fund’s portfolio turnover rate decreased to 71% for the twelve-month period ended October 31, 2014 as compared with 110% for the twelve-month period ended October 31, 2013. The decrease in portfolio turnover was a result of inflows and effectiveness of the Fund’s stock scoring model. These factors allowed for smaller and less frequent rebalances in the portfolio.

The Growth & Income Fund’s portfolio turnover rate decreased to 98% for the twelve-month period ended October 31, 2014 as compared with 146% for the twelve-month period ended October 31, 2013. The decrease in portfolio turnover reflected effective positioning in the portfolio given the current market environment, resulting in less transaction activity.

26     Statement of Additional Information  ■  TIAA-CREF Funds

For the fiscal year ended March 31, 2015, the portfolio turnover rates of the Inflation-Linked Bond Fund and the Real Estate Securities Fund significantly changed from the Funds’ respective portfolio turnover rates in 2014 as a result of a variety of factors.

The Inflation-Linked Bond Fund’s portfolio turnover rate increased to 17% for the twelve-month period ended March 31, 2015, as compared with 10% for the twelve-month period ended March 31, 2014. The increase in portfolio turnover was primarily a result of increased trading activity with respect to U.S. Treasury securities and U.S. Treasury Inflation-Indexed Securities due to inflationary conditions throughout the period.

The Real Estate Securities Fund’s portfolio turnover rate decreased to 29% for the twelve-month period ended March 31, 2015, as compared with 65% for the twelve-month period ended March 31, 2014. The decrease in portfolio turnover was primarily attributable to a focus on a lesser number of portfolio holdings, and in particular on securities with medium and longer-term investment horizons that the Fund’s portfolio managers believed were favorable, resulting in less frequent trading in the Fund.

Note that descriptions of the other Funds’ portfolio turnover rates are not included because either their portfolio turnover rates did not change significantly over the periods addressed above or they were not operational during these periods.

The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

Disclosure of portfolio holdings

The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund portfolio holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Trust and Advisors will not disclose a Fund’s portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than the 20th day following month-end. The Trust and Advisors may disclose a Fund’s portfolio holdings to all third parties who request it after that period.

With respect to the Money Market Fund, the Fund posts on its website (www.tiaa-cref.org) the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

The Trust and Advisors may disclose a Fund’s portfolio holdings to third parties outside the time restrictions described above as follows:

• The ten largest portfolio holdings of any Fund and all holdings of any fund of funds may be disclosed to third parties ten days after the end of the calendar month. Individual securities outside of the top ten that were materially positive or negative detractors to Fund performance may also be distributed in broadly disseminated portfolio commentaries beginning ten days after the end of the calendar month.

• Fund portfolio holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of the Trust’s or Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Managing Director and General Counsel or above.

• Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

• Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

• approved by an individual holding the title of Funds’ Treasurer, Chief Investment Officer, Executive Vice President or above; and

• approved by an individual holding the title of Managing Director and General Counsel or above; and

• reported to the Trust’s and the Advisors’ Chief Compliance Officer; and

• subject to a written confidentiality agreement between the recipient and Advisors under which the third party agrees not to trade on the information provided.

• As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Fund invests.

On an annual basis, the respective Boards of Trustees of the Trust and of Advisors receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for their review and approval

TIAA-CREF Funds  ■  Statement of Additional Information     27

and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, Inc., a Reuters Company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Command Financial Press; the Investment Company Institute; R.R. Donnelley; Bloomberg Finance, L.P.; Data Explorers Limited; eA Data Automation Services LLC; Markit on Demand; Objectiva Software (d/b/a Nu:Pitch); CoreOne Technologies; Cabot Research, LLC; Glass, Lewis & Co., LLC; Brown Brothers Harriman & Co.; Fidelity Information Services, LLC; and the lenders under the Funds’ credit facility (Deutsche Bank AG New York Branch, JPMorgan Chase Bank, N.A., Citibank, N.A., State Street and Trust Company, Bank of America, N.A., Barclays Bank PLC, Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Bank USA, Morgan Stanley Bank, N.A., HSBC Bank USA, National Association, The Royal Bank of Scotland plc, The Bank of New York Mellon, The Northern Trust Company, U.S. Bank National Association and BMO Harris Financing, Inc.). The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Certain of these entities receive portfolio holdings information prior to 20 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian, fund accounting agent and securities lending agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q) and five business days after the end of each month for the Money Market Fund (through Form N-MFP). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, NY 10164.

In addition, Advisors has adopted a policy regarding distribution of portfolio attribution analyses and related data and commentary (“Portfolio Data”). This policy permits Advisors and/or Teachers Personal Investors Services, Inc. (“TPIS”), a broker-dealer affiliated with Advisors, to provide oral or written information about the Funds, including, but not limited to, how each Fund’s investments are divided among: various sectors; industries; countries; value and growth stocks; small-, mid- and large-cap stocks; and various asset classes such as stocks, bonds, currencies and cash; as well as types of bonds, bond maturities, bond coupons and bond credit quality ratings. Portfolio Data may also include information on how these various weightings and factors contributed to Fund performance including the attribution of a Fund’s return by asset class, sector, industry and country. Portfolio Data may also include various financial characteristics of a Fund or its underlying portfolio securities, including, but not limited to, alpha, beta, R-squared, duration, maturity, information ratio, Sharpe ratio, earnings growth, pay-out ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, dividend yield or growth, default rate, portfolio turnover and risk and style characteristics.

Portfolio Data may be based on a Fund’s most recent quarter-end portfolio, month-end portfolio or some other interim period. Portfolio Data may be provided to members of the press, participants in the Fund, persons considering investing in the Fund, or representatives of such participants or potential participants, such as consultants, financial intermediaries, fiduciaries of a 401(k) plan or a trust and their advisers and rating and ranking organizations. While Advisors and/or TPIS will provide Portfolio Data to persons upon appropriate request, the content and nature of the information provided to any person or category of persons may differ. Please contact TIAA-CREF for information about obtaining Portfolio Data. Advisors and/or TPIS may restrict access to any or all Portfolio Data in its sole discretion, including, but not limited to, if Advisors and/or TPIS believes the release of such Portfolio Data may be harmful to the Fund.

28     Statement of Additional Information  ■  TIAA-CREF Funds

Management of the Trust

The Board of Trustees

The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

Board leadership structure and related matters

The Board is composed of ten trustees (the “Trustees”), all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent Trustees). One of the independent Trustees, Howell E. Jackson, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the independent Trustees. The Chairman performs such other duties as the Board may from time to time determine. The Principal Executive Officer of the Trust does not serve on the Board.

The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

The Board has established a committee structure that includes (i) six standing committees, each composed solely of independent Trustees and chaired by an independent Trustee, and (ii) one non-standing committee (which, when constituted, shall be composed solely of independent Trustees and chaired by an independent Trustee), both as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent Trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the Trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of Trustees, and the Board’s responsibilities.

The Trust is part of the TIAA-CREF Fund Complex, which is composed of the 65 funds within the Trust (including the TIAA-CREF Lifecycle Funds, TIAA-CREF Lifecycle Index Funds, TIAA-CREF Lifestyle Funds and the Managed Allocation Fund), the 11 funds within TCLF, the 8 Accounts within CREF and the single portfolio within VA-1. The same persons who constitute the Board also constitute, and Prof. Jackson also serves as the Chairman of, the respective boards of trustees of CREF and TCLF and the Management Committee of VA-1.

Qualifications of Trustees

The Board believes that each of the Trustees is qualified to serve as a Trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each Trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a Trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each Trustee relevant to the Board’s belief that the Trustee should serve in this capacity is provided in the table below. The table includes, for each Trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each Trustee and certain directorships held by each of them in the last five years.

Risk oversight

Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly

TIAA-CREF Funds  ■  Statement of Additional Information     29

and, as to certain matters, through its standing committees (which are described below) and, at times, through its use of ad hoc committees. The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment manager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust's distribution plans under Rule 12b-1 under the 1940 Act.

Officers of the Trust and of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls over financial reporting and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds.

The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

The Nominating and Governance Committee routinely monitors various aspects of the Board's structure and oversight activities, including reviewing matters such as the workload of the Board, the balance of responsibilities delegated among the Board's committees and the relevant skill sets of Board members. On an annual basis, the Nominating and Governance Committee reviews the independent status of each Trustee under the 1940 Act and the independent status of counsel to the independent Trustees.

30     Statement of Additional Information  ■  TIAA-CREF Funds

Disinterested Trustees

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held

Forrest Berkley c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006), Partner (1990–2005) and Head of Global Product Management (2003–2005), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management), and member of asset allocation portfolio management team, GMO (2003–2005). Mr. Berkley has particular experience in investment management, global operations and finance, as well as experience with non-profit organizations and foundations.	85

Director, The Maine Coast Heritage Trust; Investment Committee Member, Maine Community Foundation, and the Elmina B. Sewall Foundation; Trustee, Maine Chapter of The Nature Conservancy; Former Director and member of the Investment Committee of the Boston Athenaeum; Former Director of GMO and the Appalachian Mountain Club.

Nancy A. Eckl c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Trustee	Indefinite term. Trustee since 2007.	Vice President (1990–2006), American Beacon Advisors, Inc. and of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl is designated as an audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	85

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc.; Independent Trustee, Lazard Alternative Emerging Markets 1099 Fund.

Michael A. Forrester c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1967	Trustee	Indefinite term. Trustee since 2007.	Chief Executive Officer (since 2014), Chief Operating Officer, Copper Rock Capital Partners, LLC (2007–2014). Chief Operating Officer, DDJ Capital Management (2003–2006). Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	85	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1954	Trustee	Indefinite term. Chairman for term ending December 31, 2015. Trustee since 2005. Chairman since January 1, 2013.	James S. Reid, Jr. Professor of Law (since 2004), Senior Advisor to President and Provost (2010–2012), Acting Dean (2009), Vice Dean for Budget (2003–2006), and on the faculty (since 1989) of Harvard Law School. Prof. Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	85	Director, D2D Fund.

Nancy L. Jacob c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1943	Trustee	Indefinite term. Trustee since 1999.	Principal, NL Jacob Consultant (economic and business consultant) (since 2012). President and Founder (2006–2012) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997–2006). Dr. Jacob has particular experience in education, finance, economics, private wealth management and related services.	85	None

TIAA-CREF Funds  ■  Statement of Additional Information     31

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Thomas J. Kenny c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Trustee	Indefinite term. Trustee since 2011.	Partner (2004–2010) and Managing Director (1999–2010), Goldman Sachs Asset Management. Mr. Kenny has particular experience in investment management of mutual funds and alternative investments, finance, and operations management, as well as experience on nonprofit boards.	85

Director, Aflac Insurance, Sansum Clinic and cielo24; Investment committee member, Cottage Health System; Member, University of California at Santa Barbara Arts and Lectures Advisory Council; Trustee and Chairman, Crane Country Day School. Former Member, United States Olympics Paralympics Advisory Committee. Former Investment committee member, College of Mount Saint Vincent.

Bridget A. Macaskill c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1948	Trustee	Indefinite term. Trustee since 2003.	Chief Executive Officer (since 2010), President (since 2009) and Chief Operating Officer (2009–2010) of First Eagle Investment Management, LLC. Principal, BAM Consulting, LLC (2003–2009). Independent Consultant for Merrill Lynch (2003–2009). Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.	85

Director, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management, LLC; Jupiter Fund Management, plc; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); the North Shore Land Alliance; and Close Brothers Group plc. Former Director, Prudential plc; J Sainsbury plc; British-American Business Council; Scottish and Newcastle plc (brewer); Governor’s Committee on Scholastic Achievement; William T. Grant Foundation; and Federal National Mortgage Association (Fannie Mae).

James M. Poterba c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Trustee	Indefinite term. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (“NBER”) (since 2008); Mitsui Professor of Economics, Massachusetts Institute of Technology (“MIT”) (since 1996); Affiliated Faculty Member of the Finance Group, Alfred P. Sloan School of Management (since 2014); Head (2006–2008) and Associate Head (1994–2000 and 2001–2006), Economics Department of MIT; and Program Director, NBER (1990–2008). Prof. Poterba has particular experience in education, economics, finance, tax, and organizational development.	85

Director, The Alfred P. Sloan Foundation and National Bureau of Economic Research; Member, Congressional Budget Office Panel of Economic Advisers. Former Director, The Jeffrey Company and the Jeflion Company (unregistered investment companies).

Maceo K. Sloan c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1949	Trustee	Indefinite term. Trustee since 1999.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer (since 1991) and Chief Investment Officer (1991–2013), NCM Capital Management Group, Inc.; Chairman, Chief Executive Officer (since 2003) and Chief Investment Officer (2003–2013), NCM Capital Advisers, Inc.; and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (2007–2012). Mr. Sloan has particular experience in investment management, finance and organizational development.	85

Director, SCANA Corporation (energy holding company). Former Director, M&F Bancorp, Inc. and NCM Capital Investment Trust. Former Member, Duke Children’s Hospital and Health Center National Board of Advisors.

32     Statement of Additional Information  ■  TIAA-CREF Funds

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years and other relevant experience and qualifications	Number of portfolios in fund complex overseen	Other directorships held
Laura T. Starks c/o Corporate Secretary 730 Third Avenue New York, NY 10017-3206 YOB: 1950	Trustee	Indefinite term. Trustee since 2006.	Associate Dean for Research (since 2011), McCombs School of Business, University of Texas at Austin (“McCombs”), and Director, AIM Investment Center at McCombs (since 2000). The Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002) and Professor, University of Texas at Austin (since 1987). Chairman, Department of Finance, University of Texas at Austin (2002–2011). Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.	85

Member of the Board of Governors of the Investment Company Institute, the Governing Council of Independent Directors Council (an association for mutual fund directors), and Investment Advisory Committee, Employees Retirement System of Texas. Former Director/Trustee, USAA Mutual Funds.

Officers

The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Chief Compliance Officer	One-year term. Vice President and Chief Compliance Officer since 2008.

Managing Director, Senior Compliance Officer of Teachers Insurance and Annuity Association of America (“TIAA”). Chief Compliance Officer of the College Retirement Equities Fund (“CREF”), TIAA Separate Account VA-1, TIAA-CREF Funds, and TIAA-CREF Life Funds (collectively, the “TIAA-CREF Fund Complex”).

Carol W. Deckbar TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Executive Vice President	One-year term. Executive Vice President since 2013.	Executive Vice President, Chief Executive Officer of TIAA-CREF Asset Management LLC ("TCAM") and Executive Vice President of the TIAA-CREF Fund Complex.

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1963	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Senior Vice President, Corporate Controller of TIAA. Treasurer of CREF; Chief Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account VA-1; Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds.

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1959	Executive Vice President	One-year term. Executive Vice President since 2009.	Executive Vice President, Chief Risk Officer of TIAA. Executive Vice President of the TIAA-CREF Fund Complex.

Robert G. Leary TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1961	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2013.

Executive Vice President and President of Asset Management of TIAA. Principal Executive Officer and Executive Vice President of CREF and VA-1. President and Principal Executive Officer of TIAA-CREF Funds and TIAA-CREF Life Funds. Prior to joining TIAA, Mr. Leary served as a Representative, Securities Research, Inc.; President and Chief Operating Officer, U.S., ING Americas; Chief Executive Officer, ING Insurance US; and Chairman and Chief Executive Officer, ING Investment Management, Americas.

Ronald R. Pressman TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Operating Officer of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Pressman served as President and Chief Executive Officer of General Electric Capital Real Estate.

Phillip T. Rollock TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1962	Senior Managing Director and Corporate Secretary	One-year term. Senior Managing Director since 2013 and Corporate Secretary since 2012.	Senior Managing Director, Corporate Secretary of TIAA and the TIAA-CREF Fund Complex.

TIAA-CREF Funds  ■  Statement of Additional Information     33

Name, address and year of birth (“YOB”)	Position(s) held with registrant	Term of office and length of time served	Principal occupation(s) during past 5 years

Otha T. Spriggs, III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1951	Executive Vice President	One-year term. Executive Vice President since 2012.

Executive Vice President and Chief Human Resources Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Mr. Spriggs served as Senior Vice President of Human Resources, Boston Scientific; President of Integrated People Solutions; Senior Vice President, Human Resources and various human resources leadership roles, CIGNA Corp.

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1958	Executive Vice President	One-year term. Executive Vice President since 2006.	Executive Vice President, President of Retirement and Individual Financial Services) of TIAA, and Executive Vice President of the TIAA-CREF Fund Complex.

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 YOB: 1952	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex. Prior to joining TIAA, Ms. Weaver served as Senior Vice President, The Hartford Financial Services Group, Inc.

Equity ownership of the Trustees

The following chart includes information relating to equity securities that are beneficially owned by the Trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2014. At that time, the Funds’ family of investment companies included the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

Name of Trustee	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Forrest Berkley	International Equity Fund: Over $100,000	Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Index Fund: Over $100,000

Nancy A. Eckl	Emerging Markets Equity Index Fund: $50,001–100,000	Over $100,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Fund: $10,001–50,000
Large-Cap Growth Fund: $1–10,000
Large-Cap Value Fund: $50,001–100,000
Small-Cap Blend Index Fund: $50,001–100,000
Social Choice Equity Fund: $10,001–50,000
1

Michael A. Forrester	S&P 500 Index Fund: $50,001–100,000	Over $100,000

Howell E. Jackson	Emerging Markets Equity Fund: $1–10,000	Over $100,000
International Equity Index Fund: Over $100,000

Nancy L. Jacob	Bond Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Fund: $50,001–100,000
Equity Index Fund: $10,001–50,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Fund: $10,001–50,000
Large-Cap Value Fund: $10,001–50,000
Mid-Cap Growth Fund: $50,001–100,000
Mid-Cap Value Fund: $50,001–100,000
Money Market Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
Short-Term Bond Fund: $50,001–100,000
Small-Cap Equity Fund: $50,001–100,000

34     Statement of Additional Information  ■  TIAA-CREF Funds

Name of Trustee	Dollar range of equity securities in the registrant	Aggregate dollar range of equity securities in all registered investment companies overseen in family of investment companies

Thomas J. Kenny	Bond Fund: $10,001–50,000	Over $100,000
Bond Index Fund: $1–10,000
Emerging Markets Equity Fund: $10,001–50,000
Emerging Markets Equity Index Fund: $10,001–50,000
International Equity Index Fund: $10,001–50,000
Large-Cap Value Fund: $1–10,000
Large-Cap Value Index Fund: $10,001–50,000
Mid-Cap Value Fund: $10,001–50,000
Real Estate Securities Fund: $1–10,000
Small-Cap Blend Index Fund: $1–10,000
Social Choice Equity Fund: $10,001–50,000

Bridget A. Macaskill	Growth & Income Fund: Over $100,000	Over $100,000
High-Yield Fund: $50,001–100,000
International Equity Fund: $10,001–50,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Value Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Real Estate Securities Fund: $50,001–100,000
Small-Cap Equity Fund: Over $100,000

James M. Poterba	None	Over $100,000

Maceo K. Sloan	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Emerging Markets Equity Index Fund: $50,001–100,000
Growth & Income Fund: Over $100,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Value Fund: Over $100,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
Real Estate Securities Fund: Over $100,000
S&P 500 Index Fund: Over $100,000
Small-Cap Equity Fund: Over $100,000

Laura T. Starks	Emerging Markets Equity Fund: $50,001–100,000	Over $100,000
Growth & Income Fund: Over $100,000
High-Yield Fund: $10,001–50,000
International Equity Index Fund: Over $100,000
Large-Cap Growth Fund: Over $100,000
Large-Cap Growth Index Fund: $10,001–50,000
Large-Cap Value Fund: Over $100,000
Large-Cap Value Index Fund: $10,001–50,000
Mid-Cap Growth Fund: Over $100,000
Mid-Cap Value Fund: Over $100,000
S&P 500 Index Fund: $10,001–50,000
Small-Cap Blend Index Fund: $10,001–50,000
Small-Cap Equity Fund: Over $100,000
Social Choice Equity Fund: Over $100,000

Trustee and officer compensation

The following tables show the compensation from the Trust and the TIAA-CREF Fund Complex received by each Trustee for the Equity Funds and the Emerging Markets Debt Fund (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) for the fiscal year ended October 31, 2014 and for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which was not yet operational) for the fiscal year ended March 31, 2015 (except as otherwise noted). The Trust’s officers received no compensation from the Trust for either of those fiscal years. For purposes of this chart, the TIAA-CREF Fund Complex consists of the Funds and all of the other then-existing series of the Trust, CREF, TCLF and VA-1, each a registered investment company.

TIAA-CREF Funds  ■  Statement of Additional Information     35

FISCAL YEAR ENDED 10/31/14

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$67,740.87	$18,036.75	$280,000.00
	Nancy A. Eckl	73,802.35	18,036.75	305,000.00
	Michael A. Forrester	75,014.64	18,036.75	310,000.00
	Howell E. Jackson	93,199.08	18,036.75	385,000.00
	Nancy L. Jacob[3]	70,165.46	18,036.75	290,000.00
	Thomas J. Kenny[3]	70,165.46	18,036.75	290,000.00
	Bridget A. Macaskill	78,651.53	18,036.75	325,000.00
	James M. Poterba[3]	75,014.64	18,036.75	310,000.00
	Maceo K. Sloan	70,165.46	18,036.75	290,000.00
	Laura T. Starks[3]	77,439.23	18,036.75	320,000.00
	Total:	751,358.72	180,367.54	3,105,000.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended October 31, 2014, Mr. Berkley elected to defer $210,000, Dr. Jacob elected to defer $172,125, Mr. Kenny elected to defer $215,000, Prof. Poterba elected to defer $235,000 and Dr. Starks elected to defer $240,000 of total compensation from the TIAA-CREF Fund Complex.

FISCAL YEAR ENDED 3/31/15

	Name	Aggregate compensation from the registrant[1]	Long-term compensation accrued as part of registrant expenses[2]	Total compensation paid from TIAA-CREF Fund Complex[1]

	Forrest Berkley[3]	$72,013.13	$19,435.33	$282,500.00
	Nancy A. Eckl	78,704.85	19,435.33	308,750.00
	Michael A. Forrester	80,935.42	19,435.33	317,500.00
	Howell E. Jackson	100,373.28	19,435.33	393,750.00
	Nancy L. Jacob[3]	73,287.74	19,435.33	287,500.00
	Thomas J. Kenny[3]	75,836.97	19,435.33	297,500.00
	Bridget A. Macaskill	83,803.30	19,435.33	328,750.00
	James M. Poterba[3]	80,935.42	19,435.33	317,500.00
	Maceo K. Sloan	75,836.97	19,435.33	297,500.00
	Laura T. Starks[3]	84,759.26	19,435.33	332,500.00
	Total:	806,486.34	194,353.28	3,163,750.00

[1]	Compensation figures include cash and amounts deferred under both the long-term compensation plan and optional deferred compensation plan described below.
[2]	Amounts deferred under the long-term compensation plan described below.
[3]

A portion of this compensation was not actually paid based on the prior election of the Trustee to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer Trustees described below. For the fiscal year ended March 31, 2015, Mr. Berkley elected to defer $206,250, Dr. Jacob elected to defer $211,250, Mr. Kenny elected to defer $221,250, Prof. Poterba elected to defer $241,250 and Dr. Starks elected to defer $256,250 of total compensation from the TIAA-CREF Fund Complex.

The Board has approved Trustee compensation at the following rates, effective since January 1, 2015: an annual retainer of $175,000; an annual long-term compensation contribution of $80,000; an annual committee chair fee of $20,000 ($30,000 for the chairs of the Operations Committee and Audit and Compliance Committee); an annual Board chair fee of $80,000; and an annual committee retainer of $20,000 ($25,000 for the Operations Committee and Audit and Compliance Committee). The chair and members of the Executive Committee and the members of the Special Emergency Valuation Committee do not normally receive fees for service on those committees. The Trustees may also receive special or ad hoc Board or committee fees, or related chair fees, as determined by the Board. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the Trustees, and the need to attract and retain well-qualified Board members.

The TIAA-CREF Fund Complex has a long-term compensation plan for non-officer Trustees. Currently, under this unfunded deferred compensation plan, annual contributions equal to $80,000 are allocated to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. After the Trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The Board may waive the mandatory retirement policy for the Trustees, which would delay the commencement of benefit payments until after the Trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-

36     Statement of Additional Information  ■  TIAA-CREF Funds

officer Trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (such as certain CREF annuities and/or certain Funds) selected by each Trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the Trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

The Trust has adopted a mandatory retirement policy for its Board of Trustees. Under this policy, Trustees shall cease to be members of the Board and resign their positions effective as of no later than the completion of the last scheduled in-person meeting of the Board while such person is 72 years of age. Such requirement may be waived with respect to one or more Trustees for reasonable time periods upon the unanimous approval and at the sole discretion of the Board of Trustees, and the Trustees eligible for the waiver are not permitted to vote on such proposal regarding their waiver.

Board committees

The Board of Trustees has appointed the following standing and non-standing committees and, in addition, may from time to time form certain committees on an “ad hoc” basis, each with specific responsibilities for aspects of the Trust's operations:

(1)  An Audit and Compliance Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Board approval the appointment, compensation and retention (or termination) of the Funds’ independent registered public accounting firm. During the fiscal year ended March 31, 2015, the Audit and Compliance Committee held six meetings. During the fiscal year ended October 31, 2014, the Audit and Compliance Committee held six meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Forrester, Prof. Jackson, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated as an “audit committee financial expert” as defined by the rules of the SEC.

(2)  An Investment Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended March 31, 2015, the Investment Committee held six meetings. During the fiscal year ended October 31, 2014, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Kenny (chair), Mr. Berkley, Ms. Eckl, Mr. Forrester, Dr. Jacob, Prof. Jackson, Ms. Macaskill, Prof. Poterba, Mr. Sloan and Dr. Starks.

(3) A Corporate Governance and Social Responsibility Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust. During the fiscal year ended March 31, 2015, the Corporate Governance and Social Responsibility Committee held five meetings. During the fiscal year ended October 31, 2014, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks.

(4) An Executive Committee, consisting solely of independent Trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal years ended March 31, 2015 and October 31, 2014, the Executive Committee held no meetings. The current members of the Executive Committee are Prof. Jackson (chair), Ms. Eckl, Ms. Macaskill and Mr. Sloan.

(5) A Nominating and Governance Committee, consisting solely of independent Trustees, which assists the Board in addressing internal governance matters of the Trust, including nominating certain Trust officers and the members of the standing committees of the Board, recommending candidates for election as Trustees, reviewing the qualification and independence of Trustees, conducting evaluations of the Trustees and of the Board and its committees and reviewing proposed changes to the Trust’s governing documents. During the fiscal year ended March 31, 2015, the Nominating and Governance Committee held five meetings. During the fiscal year ended October 31, 2014, the Nominating and Governance Committee held six meetings. The current members of the Nominating and Governance Committee are Dr. Starks (chair), Mr. Forrester, Prof. Jackson, Ms. Macaskill and Mr. Sloan.

(6) An Operations Committee, consisting solely of independent Trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended March 31, 2015, the Operations Committee held seven meetings. During the fiscal year ended October 31, 2014, the Operations Committee held six meetings. The current members of the Operations Committee are Ms. Macaskill (chair), Mr. Berkley, Dr. Jacob, Mr. Kenny, and Dr. Starks.

(7) A Special Emergency Valuation Committee (the “Special Valuation Committee”) of Trustees, which considers one or more fair value determinations or methodologies to be used for fair valuation of portfolio securities in the event that a meeting is requested by Investment Management or Advisors due to extraordinary circumstances. During the fiscal years ended March 31, 2015 and October 31, 2014, the Special Valuation Committee held no meetings. At least three members of the Board

TIAA-CREF Funds  ■  Statement of Additional Information     37

shall be needed to constitute the Special Valuation Committee, and the chair shall be the member who is the longest serving Trustee on the Board.

Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as Trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, NY 10017-3206 or trustees@tiaa-cref.org.

Proxy voting policies

The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other consultants, various corporate governance-focused organizations, related publications and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds' shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include (i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or a Trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or a Trustee or senior executive of the Trust, Advisors or Advisors’ affiliates) is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

A record of all proxy votes cast for the Funds for the twelve-month period ended June 30 can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

38     Statement of Additional Information  ■  TIAA-CREF Funds

Principal holders of securities

As of July 1, 2015, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund—Class	Percentage of holdings	Shares

Bond Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	21.03%	51,082,603.169

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	16.07%	39,034,771.242

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.77%	38,310,841.465

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.92%	26,518,011.179

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.36%	25,154,621.673

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.58%	15,986,217.652

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	5.76%	14,001,741.063

Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.71%	2,051,922.970

Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	77.82%	18,129,544.980

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	15.83%	3,687,615.395

Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	24.75%	1,815,144.347

Bond Index Fund—Institutional Class

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	17.99%	97,382,616.719

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	16.91%	91,531,225.250

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.68%	68,655,780.676

SSB&T CO CST/FBO EDVEST C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.54%	40,807,717.325

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.04%	32,718,799.448

Bond Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.96%	4,390,970.370

Bond Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	63.03%	5,965,536.533

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.45%	1,935,593.063

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	6.24%	590,543.529

AUL AMERICAN GRP RETIREMENT ANNUITY ATTN: SEPARATE ACCOUNTS PO BOX 368 INDIANAPOLIS IN 46206-0368	5.26%	498,149.034

TIAA-CREF Funds  ■  Statement of Additional Information     39

Fund—Class	Percentage of holdings	Shares

Bond Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	24.80%	419,112.237

Bond Plus Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.03%	29,758,662.458

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.82%	29,237,428.190

TIAA-CREF MANAGED ALLOCATION II AC ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.54%	28,566,422.987

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	11.25%	27,831,900.681

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.59%	26,216,095.242

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.46%	18,456,253.783

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.39%	15,803,914.778

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.36%	15,748,744.114

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.48%	13,565,608.234

Bond Plus Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.74%	1,687,902.430

Bond Plus Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	80.08%	15,477,540.270

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.41%	3,364,707.958

Bond Plus Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.19%	1,561,997.363

Emerging Markets Debt Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	15.89%	3,723,394.290

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.67%	2,970,164.347

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.45%	2,918,101.031

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.34%	2,891,823.681

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.28%	2,878,233.110

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	9.62%	2,253,628.175

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.86%	1,842,084.059

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.99%	1,404,483.303

Emerging Markets Debt Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	102,284.427

40     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Emerging Markets Debt Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	54.62%	123,032.866

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	45.38%	102,234.899

Emerging Markets Debt Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	79.75%	102,157.059

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	11.01%	14,106.839

Emerging Markets Equity Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	18.71%	17,388,010.528

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.39%	12,440,978.699

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.15%	11,292,958.164

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.34%	10,535,621.561

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.99%	9,287,117.333

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.41%	6,886,285.015

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.06%	6,563,171.201

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.64%	5,240,636.443

Emerging Markets Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	88.89%	988,536.258

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	9.30%	103,465.586

Emerging Markets Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	84.12%	2,802,219.990

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.85%	294,891.496

Emerging Markets Equity Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	16.82%	102,503.989

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.42%	100,116.846

Emerging Markets Equity Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	32.86%	35,046,963.826

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	10.19%	10,863,548.455

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.20%	8,742,281.022

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	7.47%	7,962,902.513

Emerging Markets Equity Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.92%	892,338.900

TIAA-CREF Funds  ■  Statement of Additional Information     41

Fund—Class	Percentage of holdings	Shares

Emerging Markets Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	73.88%	5,846,400.434

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	12.64%	999,836.171

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	6.62%	523,911.401

Emerging Markets Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.52%	161,861.595

PHILIP O SMITH BARBARA B SMITH JT TEN 919 HOYT AVE EVERETT WA 98201-1323	5.00%	46,212.505

Enhanced International Equity Index Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.82%	34,196,466.510

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.70%	24,148,845.859

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.20%	21,678,730.021

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.18%	19,995,609.992

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.52%	17,275,617.817

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.86%	12,902,484.847

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.72%	9,401,795.730

Enhanced Large-Cap Growth Index Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	21.10%	34,539,818.039

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.90%	24,391,311.467

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.35%	21,840,434.142

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.24%	20,025,623.093

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.51%	17,203,408.987

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.97%	13,035,861.586

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.68%	9,298,666.639

Enhanced Large-Cap Value Index Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	21.12%	38,731,013.026

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.90%	27,335,224.929

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.34%	24,473,851.800

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.23%	22,435,045.055

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.51%	19,271,449.100

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.97%	14,609,192.633

42     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Enhanced Large-Cap Value Index Fund—Institutional Class (continued)

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.65%	10,370,089.449

Equity Index Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	16.77%	92,011,161.842

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	16.66%	91,384,207.189

SSB&T CO CST/FBO EDVEST C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.03%	55,033,131.049

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	6.12%	33,568,121.888

TIAA-CREF LIFECYCLE INDEX 2040 FUND ATTN: JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.02%	27,524,611.110

Equity Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	96.75%	5,385,429.492

Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	59.55%	13,928,054.524

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.77%	4,856,555.026

STATE STREET BANK & TRUST CO. FBO VARIOUS RETIREMENT PLANS 200 CLARENDON STREET BOSTON MA 02116-5021	11.01%	2,575,018.790

Equity Index Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.79%	4,921,162.334

Global Natural Resources Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.03%	5,861,820.000

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.18%	4,148,092.788

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.73%	3,725,789.468

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.72%	3,428,973.747

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.12%	2,962,271.377

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.56%	2,211,174.048

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.50%	1,609,388.609

Global Natural Resources Fund—Premier Class

TD AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	53.52%	281,935.013

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	20.05%	105,631.576

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.45%	76,094.315

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	10.93%	57,570.695

TIAA-CREF Funds  ■  Statement of Additional Information     43

Fund—Class	Percentage of holdings	Shares

Global Natural Resources Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	86.13%	1,226,614.794

JPMORGAN CUSTODIAN TIAA-CREF TRUST CO NON ERISA TDA C/O JPMORGAN CHASE BANK ATTN: DC PLAN SERVICE TEAM TIAA 4 NEW YORK PLZ FL 12 NEW YORK NY 10004-2413	8.79%	125,238.077

Global Natural Resources Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	12.85%	104,729.535

PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0002	10.06%	81,980.745

Growth & Income Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	29.35%	73,071,507.975

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.27%	28,055,263.836

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.97%	19,853,045.898

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.16%	17,831,763.104

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	7.12%	17,728,361.249

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.59%	16,411,579.363

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.69%	14,169,646.871

Growth & Income Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	94.83%	12,369,968.719

Growth & Income Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	65.06%	32,615,050.742

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	25.16%	12,613,346.650

Growth & Income Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10.24%	6,379,990.855

High-Yield Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13.09%	31,972,566.331

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.78%	21,455,093.469

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.47%	18,255,682.043

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	7.23%	17,674,109.674

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	6.04%	14,762,012.471

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.80%	14,178,568.719

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.78%	14,111,985.944

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.64%	13,784,413.080

44     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

High-Yield Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	46.33%	2,110,509.282

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	39.53%	1,800,724.969

MITRA & CO FBO 98 C/O BMO HARRIS BANK NA ATTN MF 11270 W PARK PLACE SUITE 400 MILWAUKEE WI 53224-3638	6.98%	317,919.270

High-Yield Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	81.85%	21,137,501.241

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	13.23%	3,416,959.962

High-Yield Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	54.46%	33,215,809.001

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.42%	10,621,179.854

Inflation-Linked Bond Fund—Institutional Class

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	16.54%	25,059,538.336

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	14.54%	22,034,593.108

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.78%	11,781,187.461

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.51%	9,864,452.899

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.16%	9,340,445.717

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.06%	9,181,185.525

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.08%	7,691,085.735

Inflation-Linked Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.25%	703,100.181

Inflation-Linked Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	84.15%	12,431,971.541

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	8.99%	1,327,542.974

Inflation-Linked Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	15.02%	1,807,233.138

International Equity Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	38.93%	95,661,135.157

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	10.23%	25,147,748.708

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.80%	24,075,694.378

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.00%	17,212,395.700

TIAA-CREF Funds  ■  Statement of Additional Information     45

Fund—Class	Percentage of holdings	Shares

International Equity Fund—Institutional Class (continued)

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.33%	15,561,485.068

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.89%	14,471,947.141

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.14%	12,642,188.219

International Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.54%	22,557,358.581

International Equity Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	59.50%	36,369,742.776

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	37.34%	22,822,654.817

International Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.83%	3,281,162.281

International Equity Index Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.28%	69,399,555.246

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.02%	29,868,502.505

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	9.70%	28,905,857.951

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.39%	25,000,838.645

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.97%	23,742,037.203

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	5.32%	15,870,574.170

International Equity Index Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.58%	12,318,510.630

International Equity Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	52.63%	19,655,076.346

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	38.15%	14,247,392.645

International Opportunities Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	20.89%	21,411,694.269

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	14.78%	15,145,478.916

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	13.32%	13,648,891.282

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.22%	12,522,994.310

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.57%	10,834,176.922

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.87%	8,064,733.955

46     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

International Opportunities Fund—Institutional Class (continued)

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.74%	5,883,783.744

International Opportunities Fund—Premier Class

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	100.00%	101,147.384

International Opportunities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	85.63%	760,631.012

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	11.38%	101,043.494

International Opportunities Fund—Retail Class

TEACHERS INSURANCE & ANNUITY ASSOC INSURANCE COMPANIES ATTN JANICE CARNICELLI MSC 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	34.85%	100,905.614

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	18.02%	52,187.757

JOAN A SZABLA TOD SUBJECT TO BFDS TOD RULES 5 VIA ROSINA CT ROCHESTER NY 14618-5664	5.11%	14,799.980

Large-Cap Growth Fund—Institutional Class

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	17.61%	26,534,967.255

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	12.49%	18,823,451.531

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	11.24%	16,928,181.529

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	10.38%	15,630,866.856

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.98%	13,534,925.164

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.54%	11,363,587.513

TIAA-CREF IMF LIFECYCLE FUND #2045 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.65%	10,012,635.666

Large-Cap Growth Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.45%	2,143,954.114

Large-Cap Growth Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	70.50%	4,562,357.082

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	16.29%	1,054,145.908

Large-Cap Growth Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	26.02%	24,863,926.493

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	20.50%	19,591,639.684

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	13.14%	12,559,770.695

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	12.13%	11,590,747.799

Large-Cap Growth Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	55.35%	8,880,231.030

TIAA-CREF Funds  ■  Statement of Additional Information     47

Fund—Class	Percentage of holdings	Shares

Large-Cap Growth Index Fund—Retirement Class (continued)

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	22.42%	3,596,960.593

NEW YORK LIFE TRUST COMPANY 169 LACKAWANNA AVE PARSIPPANY NJ 07054-1007	5.70%	914,602.009

Large-Cap Value Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	36.06%	81,704,550.755

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.99%	22,634,882.349

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.84%	22,300,084.635

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.94%	15,728,312.434

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.51%	14,757,662.162

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.24%	14,132,305.462

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.73%	12,980,292.728

Large-Cap Value Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.97%	19,229,933.496

Large-Cap Value Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	58.88%	33,321,420.438

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	38.90%	22,013,168.148

Large-Cap Value Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	13.53%	1,075,365.746

Large-Cap Value Index Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	27.30%	44,568,610.440

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	23.39%	38,181,705.447

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.83%	14,421,466.343

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.31%	13,566,195.064

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	6.95%	11,348,915.652

STATE STREET BANK & TR CO FBO AFP HABITAT PARA LOS FONDOS DE PENSIONES 1776 HERITAGE DR MAIL STOP JA2NE N QUINCY MA 02171-2119	6.34%	10,343,699.224

Large-Cap Value Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	45.61%	11,181,849.244

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	41.03%	10,059,215.726

Mid-Cap Growth Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	71.25%	32,458,614.537

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	16.16%	7,361,997.248

48     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Mid-Cap Growth Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	97.18%	6,093,475.320

Mid-Cap Growth Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	48.20%	11,245,199.707

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	45.54%	10,625,327.099

Mid-Cap Growth Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.79%	766,844.696

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	7.67%	669,413.599

Mid-Cap Value Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	58.22%	80,871,162.444

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	17.66%	24,524,773.177

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	14.30%	19,863,803.664

Mid-Cap Value Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.73%	15,804,980.555

Mid-Cap Value Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	53.99%	26,125,590.082

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	40.33%	19,516,172.265

Mid-Cap Value Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	25.31%	3,407,131.398

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	6.81%	917,034.194

Money Market Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	33.36%	114,458,127.890

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	23.57%	80,857,462.190

TUITION FINANCING INC CUST FBO OREGON COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	10.68%	36,637,435.030

SSB&T CO CST/FBO EDVEST C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	8.77%	30,105,300.260

Money Market Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	97.84%	17,302,834.310

Money Market Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	45.99%	37,519,447.220

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	26.06%	21,257,490.570

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS TTEE/CUST FOR RHSP CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	20.12%	16,411,438.490

TIAA-CREF Funds  ■  Statement of Additional Information     49

Fund—Class	Percentage of holdings	Shares

Real Estate Securities Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	39.45%	32,209,193.759

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	16.95%	13,836,379.664

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.40%	7,676,472.496

SSB&T CO CUST/FBO MESP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.91%	6,460,396.468

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.33%	5,170,051.592

SSB&T CO CUST/FBO MINNESOTA CSP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.21%	4,254,883.568

Real Estate Securities Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.09%	4,558,690.510

Real Estate Securities Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	64.36%	12,703,060.696

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	29.87%	5,895,760.908

Real Estate Securities Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	8.56%	1,261,470.528

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.51%	1,255,016.423

S&P 500 Index Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	46.84%	42,785,759.240

SSB&T CO CST/FBO EDVEST C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	13.66%	12,479,500.010

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	10.11%	9,232,439.517

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	7.30%	6,670,168.720

S&P 500 Index Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	42.10%	12,749,874.091

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	42.07%	12,739,785.982

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6.13%	1,855,642.837

Short-Term Bond Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	14.20%	16,744,906.918

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	10.62%	12,527,813.195

SSB&T CO CUST/FBO CHET C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	10.54%	12,437,505.880

TIAA-CREF IMF LIFECYCLE FUND #2020 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	9.18%	10,826,912.082

TIAA-CREF IMF LIFECYCLE FUND #2015 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.69%	10,251,807.610

50     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Short-Term Bond Fund—Institutional Class (continued)

SSB&T CO CST/FBO EDVEST C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.83%	9,235,579.336

TIAA-CREF IMF LIFECYCLE FUND #2010 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	7.16%	8,441,563.388

SSB&T CUST/FBO OKLAHOMA CSP C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	7.02%	8,284,126.242

SSB&T CUST/FBO PATH2COLLEGE C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	5.23%	6,165,474.535

Short-Term Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.12%	972,770.535

Short-Term Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	76.84%	7,428,821.059

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	17.57%	1,698,391.028

Short-Term Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16.02%	2,269,809.428

Small-Cap Blend Index Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	47.54%	33,785,283.302

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	20.15%	14,319,245.251

SSB&T CO CST/FBO EDVEST C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MSC 730/16/30 NEW YORK, NY 10017-3206	6.88%	4,891,227.704

Small-Cap Blend Index Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	52.17%	12,580,206.702

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	42.33%	10,208,510.116

Small-Cap Equity Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	43.78%	51,403,845.075

TIAA-CREF INDIVIDUAL & INSTITUTIONAL SERV INC FOR EXCLUSIVE BENEFIT OF CUSTOMERS ATTN PATRICK NELSON 730 3RD AVE NEW YORK NY 10017-3206	9.31%	10,926,765.941

TIAA-CREF IMF LIFECYCLE FUND #2040 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	8.71%	10,222,483.647

TIAA-CREF IMF LIFECYCLE FUND #2035 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	6.16%	7,234,586.404

TIAA-CREF IMF LIFECYCLE FUND #2030 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.54%	6,502,336.969

TIAA-CREF IMF LIFECYCLE FUND #2025 ATTN JANICE CARNICELLI MSC 730/07/01 730 3RD AVE NEW YORK NY 10017-3206	5.10%	5,989,455.548

Small-Cap Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	99.83%	9,770,836.654

TIAA-CREF Funds  ■  Statement of Additional Information     51

Fund—Class	Percentage of holdings	Shares

Small-Cap Equity Fund—Retirement Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	54.98%	17,536,024.609

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	42.09%	13,425,739.021

Small-Cap Equity Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.08%	743,324.387

Social Choice Bond Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	27.61%	8,614,580.494

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	16.11%	5,027,645.559

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14.99%	4,677,730.479

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT FL 4 499 WASHINGTON BLVD JERSEY CITY NJ 07310-2010	8.82%	2,751,494.876

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8.67%	2,704,155.107

NATEM FOUNDATION INC 3555 TIMMONS LN STE 800 HOUSTON TX 77027-6498	5.40%	1,686,186.995

Social Choice Bond Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	63.34%	584,252.779

MERRILL LYNCH, PIERCE, FENNER & SMITH, INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	25.00%	230,626.447

TEACHERS INSURANCE & ANNUITY ASSOC ATTN JANICE CARNICELLI MAIL STOP 730/07/01 730 THIRD AVE NEW YORK NY 10017-3207	11.55%	106,529.335

Social Choice Bond Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	83.82%	11,555,121.962

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	9.25%	1,275,341.780

Social Choice Bond Fund—Retail Class

LPL FINANCIAL OMNIBUS CUSTOMER ACCOUNT ATTN MUTUAL FUND TRADING 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	39.43%	1,946,996.150

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	21.48%	1,060,855.999

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.16%	600,362.404

Social Choice Equity Fund—Institutional Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	36.89%	30,299,655.443

TUITION FINANCING INC. CUST FBO SCHOLARSHARE COLLEGE SAVINGS PLAN C/O TFI B MCCROSSAN & D MEDINA-SUSTACHE 730 3RD AVE MAIL STOP 730/16/30 NEW YORK, NY 10017-3206	9.40%	7,719,542.746

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	7.45%	6,117,338.762

Social Choice Equity Fund—Premier Class

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	80.74%	3,811,731.438

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17.22%	812,749.573

52     Statement of Additional Information  ■  TIAA-CREF Funds

Fund—Class	Percentage of holdings	Shares

Social Choice Equity Fund—Retirement Class

JPMORGAN CHASE BANK NA FBO TIAA-CREF TRUST CO AS CUST FOR IRA CLIENTS ATTN: DC PLAN SERVICE TEAM 4 NEW YORK PLZ FL 17 NEW YORK NY 10004-2413	59.03%	12,133,098.313

TIAA-CREF TRUST CO FSB CUST/TRUSTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORD KEEPER ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	28.26%	5,808,263.017

Social Choice Equity Fund—Retail Class

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	64.57%	39,465,988.500

Tax-Exempt Bond Fund—Institutional Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	70.46%	3,042,507.555

SEI PRIVATE TRUST COMPANY C/O TIAA CREF ATTN MUTUAL FUNDS ADMINISTRATOR ONE FREEDOM VALLEY DR OAKS PA 19456-9989	24.30%	1,049,181.742

Tax-Exempt Bond Fund—Retail Class

PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	12.03%	3,357,999.177

The current Trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of July 1, 2015.

Any person owning more than 25% of a Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

Investment advisory and other services

Investment advisory services

Investment advisory and related services for the Trust are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940 (“Advisers Act”). Advisors manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, compliance, administrative and related services for the assets of the Funds.

TIAA, an insurance company, holds all of the shares of TIAA-CREF Asset Management, Inc. (“TCAM”). TCAM, in turn, holds all of the shares of Advisors, TPIS, the principal underwriter for the Trust, and TIAA-CREF Investment Management, LLC (“Investment Management”). TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”). Investment Management provides investment advisory services to, and Services acts as the principal underwriter for, CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

Advisors manages each Fund according to an Investment Management Agreement. Under the Agreement, investment management fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses.

The Funds also pay Advisors for certain administrative and compliance services that Advisors provides to the Funds on an at-cost basis. Advisors provides these administrative and compliance services pursuant to a separate Administrative Services Agreement dated January 2, 2012, which was approved by the Board in December 2011. Prior to January 2, 2012, such services were provided pursuant to the Investment Management Agreement.

Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts, as stated in the Prospectuses through February 29, 2016 for all Equity Funds and the Emerging Markets Debt Fund (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund) and July 31, 2016 for all other Fixed-Income Funds, the Real Estate Securities Fund, the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund.

For the fiscal years ended October 31, 2014, October 31, 2013 and October 31, 2012 for the Equity Funds and the Emerging Markets Debt Fund (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational), the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

TIAA-CREF Funds  ■  Statement of Additional Information     53

	Gross			Waived			Net
	Fiscal years ended October 31,			Fiscal years ended October 31,			Fiscal years ended October 31,
Fund	2014	2013	2012	2014	2013	2012	2014	2013	2012
Emerging Markets Debt Fund	$14,192	$—	$—	$—	$—	$—	$14,192	$—	$—
Emerging Markets Equity Fund	6,550,506	5,798,366	4,223,196	—	—	—	6,550,506	5,798,366	4,223,196
Emerging Markets Equity Index Fund	1,185,916	798,352	338,505	—	—	—	1,185,916	798,352	338,505
Enhanced International Equity Index Fund	4,099,657	3,389,987	2,795,612	229,564	—	—	3,870,093	3,389,987	2,795,612
Enhanced Large-Cap Growth Index Fund	5,489,542	4,137,691	3,316,435	—	—	—	5,489,542	4,137,691	3,316,435
Enhanced Large-Cap Value Index Fund	5,327,506	4,276,672	3,258,712	—	—	—	5,327,506	4,276,672	3,258,712
Equity Index Fund	3,327,780	2,540,285	1,446,807	—	—	—	3,327,780	2,540,285	1,446,807
Global Natural Resources Fund	1,606,761	1,930,055	1,226,628	—	—	—	1,606,761	1,930,055	1,226,628
Growth & Income Fund	18,511,272	14,689,501	11,389,962	—	—	—	18,511,272	14,689,501	11,389,962
International Equity Fund	17,568,732	15,172,172	12,284,083	—	—	—	17,568,732	15,172,172	12,284,083
International Equity Index Fund	2,314,917	1,833,002	1,219,811	—	—	—	2,314,917	1,833,002	1,219,811
International Opportunities Fund	5,831,049	1,044,141	—	—	—	—	5,831,049	1,044,141	—
Large-Cap Growth Fund	11,186,170	8,286,848	6,600,242	—	—	—	11,186,170	8,286,848	6,600,242
Large-Cap Growth Index Fund	678,155	498,846	380,116	—	—	—	678,155	498,846	380,116
Large-Cap Value Fund	20,813,438	15,946,912	11,135,203	—	—	—	20,813,438	15,946,912	11,135,203
Large-Cap Value Index Fund	832,388	587,088	394,187	—	—	—	832,388	587,088	394,187
Mid-Cap Growth Fund	8,185,232	6,985,984	5,960,523	—	—	—	8,185,232	6,985,984	5,960,523
Mid-Cap Value Fund	20,342,861	16,763,460	12,875,731	208,309	173,023	—	20,134,552	16,590,437	12,875,731
Small-Cap Blend Index Fund	654,765	490,621	333,033	—	—	—	654,765	490,621	333,033
Small-Cap Equity Fund	10,619,058	8,643,417	6,994,707	279,974	465,162	386,653	10,339,084	8,178,255	6,608,054
Social Choice Equity Fund	3,094,240	2,186,243	1,793,650	—	—	—	3,094,240	2,186,243	1,793,650
S&P 500 Index Fund	870,652	667,814	566,266	—	—	—	870,652	667,814	566,266

For the fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational) the tables below reflect (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers.

	Gross			Waived			Net
	Fiscal years ended March 31,			Fiscal years ended March 31,			Fiscal years ended March 31,
Fund	2015	2014	2013	2015	2014	2013	2015	2014	2013
Bond Fund	$7,853,611	$6,951,196	$6,728,712	$—	$—	$—	$7,853,611	$6,951,196	$6,728,712
Bond Index Fund	5,534,415	4,645,595	3,612,071	—	—	—	5,534,415	4,645,595	3,612,071
Bond Plus Fund	7,741,669	5,312,959	3,531,941	—	—	—	7,741,669	5,312,959	3,531,941
High-Yield Fund	9,604,384	8,611,292	6,308,383	—	—	—	9,604,384	8,611,292	6,308,383
Inflation-Linked Bond Fund	4,691,537	4,389,707	4,315,483	—	—	—	4,691,537	4,389,707	4,315,483
Short-Term Bond Fund	3,494,880	2,948,005	2,452,090	—	—	—	3,494,880	2,948,005	2,452,090
Social Choice Bond Fund	794,743	262,795	97,471	—	—	—	794,743	262,795	97,471
Tax-Exempt Bond Fund	1,031,893	1,105,446	1,139,203	—	—	—	1,031,893	1,105,446	1,139,203
Money Market Fund	801,243	851,132	926,819	—	—	—	801,243	851,132	926,819
Real Estate Securities Fund	8,466,347	6,700,945	6,000,671	—	—	—	8,466,347	6,700,945	6,000,671

Under the Administrative Services Agreement (effective January 2, 2012), and prior to such agreement, under the Investment Management Agreement, the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the

54     Statement of Additional Information  ■  TIAA-CREF Funds

Social Choice Low Carbon Equity Fund, which were not yet operational) for these administrative and compliance services for the prior fiscal years ended October 31, 2012, October 31, 2013 and October 31, 2014:

	Fund administration fees			Compliance fees
Fund	October 31, 2014	October 31, 2013	October 31, 2012	October 31, 2014	October 31, 2013	October 31, 2012
Emerging Markets Debt Fund	$93	$—	$—	$33	$—	$—
Emerging Markets Equity Fund	29,179	30,528	29,442	10,180	15,886	14,573
Emerging Markets Equity Index Fund	32,484	24,374	14,303	11,359	12,769	7,130
Enhanced International Equity Index Fund	36,640	34,827	37,968	12,713	18,122	18,881
Enhanced Large-Cap Growth Index Fund	63,731	52,531	57,412	22,343	27,451	28,486
Enhanced Large-Cap Value Index Fund	61,290	55,166	55,978	21,483	28,911	27,698
Equity Index Fund	316,899	275,219	218,053	111,237	143,254	107,668
Global Natural Resources Fund	9,206	13,556	10,848	3,102	7,067	5,346
Growth & Income Fund	166,040	150,023	156,045	58,052	78,125	77,397
International Equity Fund	141,256	139,703	146,938	49,035	72,892	73,558
International Equity Index Fund	222,704	200,575	180,320	77,890	104,393	90,073
International Opportunities Fund	38,507	4,853	—	14,121	2,758	—
Large-Cap Growth Fund	97,742	81,740	89,569	34,308	42,654	44,609
Large-Cap Growth Index Fund	63,363	56,345	55,595	22,237	28,996	27,745
Large-Cap Value Fund	187,732	162,877	151,710	66,181	84,831	75,394
Large-Cap Value Index Fund	76,907	66,163	55,075	26,792	34,433	28,363
Mid-Cap Growth Fund	71,284	67,464	78,041	24,828	35,232	39,004
Mid-Cap Value Fund	182,600	170,220	176,631	63,970	88,672	87,943
Small-Cap Blend Index Fund	63,057	52,780	49,067	22,202	27,585	24,544
Small-Cap Equity Fund	94,983	85,009	92,758	33,323	44,364	46,191
Social Choice Equity Fund	75,532	63,424	72,016	26,442	33,054	35,808
S&P 500 Index Fund	82,466	73,445	84,964	28,830	38,264	42,322

Under the Administrative Services Agreement (effective January 2, 2012), and prior to such agreement, under the Investment Management Agreement, the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational) paid to Advisors the allocated cost of certain administrative and compliance services, respectively, that were provided by Advisors. The table below reflects the amounts paid to Advisors by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational) for these administrative and compliance services for the prior fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013:

	Fund administration fees			Compliance fees
Fund	March 31, 2015	March 31, 2014	March 31, 2013	March 31, 2015	March 31, 2014	March 31, 2013
Bond Fund	$97,442	$86,998	$128,504	$37,500	$42,739	$65,144
Bond Index Fund	203,149	168,850	202,877	78,106	82,676	102,978
Bond Plus Fund	97,223	63,763	66,259	37,604	31,142	33,707
High-Yield Fund	104,165	91,073	101,684	38,898	44,930	51,543
Inflation-Linked Bond Fund	69,973	65,105	98,337	26,470	31,930	50,304
Short-Term Bond Fund	52,781	43,321	54,094	20,122	21,226	27,643
Social Choice Bond Fund	7,482	2,506	1,666	2,901	1,354	827
Tax-Exempt Bond Fund	12,516	13,661	21,290	4,544	6,843	10,850
Money Market Fund	29,831	29,997	52,725	11,018	14,890	26,952
Real Estate Securities Fund	61,735	49,756	67,908	23,823	24,585	34,445

Service agreements

Retirement Class Service Agreement

The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in the Fund’s Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and

TIAA-CREF Funds  ■  Statement of Additional Information     55

shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”).

For the services rendered, the facilities furnished and expenses assumed by Advisors, each Fund pays Advisors at the end of each calendar month a fee for the Fund calculated as a percentage of the daily net assets attributable to Retirement Class Shares of the Fund.

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) for the prior fiscal years ended October 31, 2012, October 31, 2013 and October 31, 2014, are set forth in the table below:

		Service fees for fiscal year or period ended
	Fund*	October 31, 2014	October 31, 2013	October 31, 2012
	Emerging Markets Debt Fund	$270	$—	$—
	Emerging Markets Equity Fund	40,144	34,872	20,640
	Emerging Markets Equity Index Fund	99,048	75,543	40,521
	Equity Index Fund	727,148	563,659	528,185
	Global Natural Resources Fund	31,367	31,756	21,931
	Growth & Income Fund	1,665,397	1,450,836	1,228,257
	International Equity Fund	2,054,508	1,946,699	1,805,420
	International Equity Index Fund	1,967,468	1,761,878	1,562,450
	International Opportunities Fund	9,233	2,217	—
	Large-Cap Growth Fund	438,637	361,792	250,331
	Large-Cap Growth Index Fund	661,779	601,677	540,839
	Large-Cap Value Fund	2,903,185	2,464,793	1,901,445
	Large-Cap Value Index Fund	824,829	664,583	522,860
	Mid-Cap Growth Fund	1,390,483	1,294,359	1,283,593
	Mid-Cap Value Fund	3,763,663	3,516,491	3,075,452
	Small-Cap Blend Index Fund	1,246,079	986,829	821,354
	Small-Cap Equity Fund	1,359,943	1,251,998	1,246,717
	Social Choice Equity Fund	998,588	869,260	842,449
	S&P 500 Index Fund	1,388,513	1,099,365	947,395
*	The Institutional, Retail and Premier classes of the funds are not currently subject to the Retirement Class Service Agreement.

The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the Agreement, for each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational) for the prior fiscal years ended March 31, 2015, March 31, 2014 and March 31, 2013 are set forth in the table below.

		Service fees for fiscal year or period ended
	Fund*	March 31, 2015	March 31, 2014	March 31, 2013
	Bond Fund	$734,694	$865,593	$847,244
	Bond Index Fund	209,977	175,977	131,143
	Bond Plus Fund	487,182	444,500	293,105
	High-Yield Fund	739,872	815,452	632,097
	Inflation-Linked Bond Fund	429,715	489,199	533,632
	Short-Term Bond Fund	351,485	521,989	644,764
	Social Choice Bond Fund	105,114	8,819	1,997
	Money Market Fund	225,776	208,615	181,468
	Real Estate Securities Fund	763,776	597,596	636,277
*	The Institutional, Retail and Premier classes of the funds are not currently subject to the Retirement Class Service Agreement.

56     Statement of Additional Information  ■  TIAA-CREF Funds

Underwriter and other service providers

Underwriter

TPIS, 730 Third Avenue, New York, NY 10017-3206, is considered the “principal underwriter” for the Trust. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

Custodian, transfer agent and fund accounting agent

State Street Bank and Trust Company (“State Street”), 2 Avenue de Lafayette, Boston, MA 02111, acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Trust and the Funds.

Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

Independent registered public accounting firm

PricewaterhouseCoopers, LLP, 100 East Pratt Street, Suite 1900, Baltimore, MD 21202, serves as the independent registered public accounting firm of the Trust and audited: (i) the Equity and Emerging Markets Debt Funds’ financial statements for the fiscal year ended October 31, 2014 (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) and (ii) the Fixed-Income and Real Estate Securities Funds’ financial statements for the fiscal year ended March 31, 2015 (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational).

Personal trading policy

The Trust, Advisors and TPIS have each adopted Codes of Ethics under SEC rules. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all transaction confirmations and other brokerage account reports to a special compliance unit for review.

Information about the Funds’ portfolio management

Structure of compensation for portfolio managers

Equity portfolio managers

Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance using Investment Ratio (60%), ranking versus Morningstar peers (30%) and management/peer reviews (10%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over five and three years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ Prospectuses for more information regarding their benchmark indices. This 5- and 3-year investment performance is averaged. This effectively results in a weight of 26.7% for the most recent year, 26.7% for the second year, 26.7% for the third year and 10% for the fourth and fifth years.

Performance relative to peers is evaluated using Morningstar percentile rankings with a 50% weighting on the 3-year ranking and 50% on the 5-year ranking. For managers with less than a 5-year track record, a 0.25 Investment Ratio and a peer ranking at the middle of the Morningstar grouping is used.

Utilizing the three variables discussed above (investment performance, peer ratings and manager assessment), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of

TIAA-CREF Funds  ■  Statement of Additional Information     57

the equity group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Fixed-income portfolio managers

Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. Please see the Funds’ Prospectuses for more information regarding their benchmark indices.

Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings. For managers with less than a 5-year track record, a 40% weighting is assigned to the 1-year ranking and a 60% weighting to the 3-year ranking.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

Additional information regarding portfolio managers

The following chart includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) they manage, as of October 31, 2014 (except as otherwise noted).

58     Statement of Additional Information  ■  TIAA-CREF Funds

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Emerging Markets Debt Fund
Katherine Renfrew	0	1	$57	$143	$0
Anupam Damani	0	0	$57	$0	$0

Emerging Markets Equity Fund
Alex Muromcew	0	0	$864	$0	$100,001–500,000
Barton Grenning	0	0	$864	$0	$50,001–100,000

Emerging Markets Equity Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

Enhanced International Equity Index Fund
Pablo Mitchell	0	0	$1,029	$0	$50,001–100,000
Steven Rossiello	0	1	$1,029	$48	$100,001–500,000

Enhanced Large-Cap Growth Index Fund
Adam Cao	2	1	$4,487	$48	$0
James Johnson	0	0	$1,785	$0	$0

Enhanced Large-Cap Value Index Fund
Michael Shing	2	1	$4,426	$48	$100,001–500,000
Pei Chen	0	0	$1,724	$0	$50,001–100,000

Equity Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$100,001–500,000
Lei Liao	12	0	$59,979	$0	$0

Global Natural Resources Fund
Navaneel Ray	0	0	$256	$0	$100,001–500,000

Growth & Income Fund
Susan Kempler	1	0	$4,861	$0	Over $1,000,000

International Equity Fund
Christopher Semenuk	1	0	$3,755	$0	Over $1,000,000

International Equity Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$10,001–50,000
Lei Liao	12	0	$59,979	$0	$0

International Opportunities Fund
Jason Campbell	0	0	$1,047	$0	$100,001–500,000

Large-Cap Growth Fund
Susan Hirsch	3	0	$25,447	$0	Over $1,000,000
Terrence Kontos	1	0	$2,902	$0	$100,001–500,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

Large-Cap Value Fund
Richard Cutler	2	0	$10,584	$0	Over $1,000,000
Athanasios (Tom) Kolefas	2	1	$10,584	$39	$0

Large-Cap Value Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

Mid-Cap Growth Fund
George (Ted) Scalise	0	0	$1,730	$0	Over $1,000,000
Susan Hirsch	3	0	$25,447	$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	$10,584	$0	$100,001–500,000
Athanasios (Tom) Kolefas	2	1	$10,584	$39	Over $1,000,000

Small-Cap Blend Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$0
Lei Liao	12	0	$59,979	$0	$0

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Small-Cap Equity Fund
Michael Shing	2	1	$4,426	$48	$500,001–1,000,000
Adam Cao	2	1	$4,487	$48	$100,001–500,000

Social Choice Equity Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$10,001–50,000
Lei Liao	12	0	$59,979	$0	$0

S&P 500 Index Fund
Philip James (Jim) Campagna	12	0	$59,979	$0	$100,001–500,000
Lei Liao	12	0	$59,979	$0	$0

The following chart includes information relating to the portfolio managers listed in the Prospectuses, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short Term Bond Index Fund which were not yet operational) they manage, as of March 31, 2015 (except as otherwise noted).

	Number of other accounts managed		Total assets in accounts managed (millions)
Name of portfolio manager	Registered investment companies	Other pooled investment vehicles	Registered investment companies	Other pooled investment vehicles	Dollar range of equity securities owned in Fund
Bond Fund
John Cerra	6	0	$30,660	$0	$50,001–100,000
Joseph Higgins	3	0	$17,276	$0	$100,001–500,000

Bond Index Fund
Lijun (Kevin) Chen	0	0	$6,082	$0	$100,001–500,000
James Tsang	0	0	$6,082	$0	$100,001–500,000

Bond Plus Fund
John Cerra	6	0	$30,660	$0	$50,001–100,000
Kevin Lorenz	1	0	$5,972	$0	$100,001–500,000
William Martin	0	0	$3,005	$0	$500,000–1,000,000

High-Yield Fund
Jean Lin	0	0	$2,968	$0	$100,001–500,000
Kevin Lorenz	1	0	$5,972	$0	$500,000–1,000,000

Inflation-Linked Bond Fund
John Cerra	6	0	$30,660	$0	$50,001–100,000
Stephen Liberatore	3	1	$24,249	$110	$100,001–500,000

Short-Term Bond Fund
John Cerra	6	0	$30,660	$0	$100,001–500,000
Richard Cheng	0	0	$1,428	$0	$100,001–500,000

Social Choice Bond Fund
Stephen Liberatore	3	1	$24,249	$110	$100,001–500,000
Joseph Higgins	3	0	$17,276	$0	$0

Tax-Exempt Bond Fund
Joel Levy	0	0	$349	$0	$0
Barnet Sherman	0	0	$349	$0	$100,001–500,000

Money Market Fund
Michael Ferraro	2	0	$12,141	$0	$0
Joseph Rolston	2	0	$12,141	$0	$0

Real Estate Securities Fund
David Copp	1	0	$2,190	$0	$500,000–1,000,000
Brendan Lee	1	0	$2,190	$0	$100,001–500,000

60     Statement of Additional Information  ■  TIAA-CREF Funds

Potential conflicts of interest of Advisors and portfolio managers

Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact a Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Funds’ portfolio managers’ decisions for executing those trades are also monitored.

Advisors’ procedures also address basket trades (trades in a wide variety of securities—on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same monitoring as single-security trades because an automated and systematic process is used to execute trades; however, the Funds’ portfolio managers’ decisions for executing those trades are monitored.

Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

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Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

About the Trust and the shares

The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

Class structure

The Trust offers four classes of shares (Retirement Class, Premier Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS and TPIS, in turn, may pay other entities for distributing, promoting and/or servicing Retail Class shares of the Funds at an annual rate of 0.25% of average daily net Retail Class assets.

Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be available through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code.

Additionally, Retirement Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Premier Class shares also may be available through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be available through certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net Premier Class assets.

Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be available through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans (the “plan(s)”), such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans. All expenses or costs of distributing or promoting Institutional Class shares of the Funds are paid by Advisors or its affiliates.

Distribution (Rule 12b-1) plans

The Board of Trustees has adopted a distribution plan with respect to Retail Class shares and a distribution plan with respect to Premier Class shares offered by the Funds (collectively, the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act.

Under the Retail Class Distribution Plan (“Retail Compensation Plan”), each Fund compensates TPIS for certain services that TPIS provides in connection with the promotion, distribution and/or shareholder servicing of Retail Class shares. Prior to

62     Statement of Additional Information  ■  TIAA-CREF Funds

January 1, 2013, certain Funds were subject to a separate Retail Class Distribution Plan (“Retail Reimbursement Plan”) wherein such Funds reimbursed TPIS for all or part of certain expenses that TPIS incurred in connection with its promotion, distribution and/or shareholder servicing of the Fund’s Retail Class shares. Reimbursements by a Fund under the Retail Reimbursement Plan were calculated daily and paid quarterly up to a rate or rates approved from time to time by the Board, provided that no rate exceeded the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund.

Under the Premier Class Distribution Plan (the “Premier Class Distribution Plan”), each Fund compensates TPIS an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. A Fund may pay TPIS under the Premier Class Distribution Plan for services that include, but are not limited to, compensation of dealers and others for their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

For the fiscal year ended March 31, 2015 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund), the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund) in existence during the period under the Retail Compensation Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2015
Bond Fund	$58,106	$—	$90,976	$35,068	$7,529	$191,679
Bond Index Fund	12,093	—	18,934	7,299	1,567	39,893
Bond Plus Fund	201,584	—	315,618	121,660	26,121	664,983
High-Yield Fund	400,613	—	627,236	241,780	51,911	1,321,540
Inflation-Linked Bond Fund	111,440	—	174,480	67,256	14,440	367,616
Short-Term Bond Fund	123,162	—	192,833	74,331	15,959	406,285
Social Choice Bond Fund	17,420	—	27,275	10,514	2,257	57,466
Tax-Exempt Bond Fund	237,048	—	371,143	143,064	30,716	781,971
Real Estate Securities Fund	158,056	—	247,468	95,391	20,482	521,397

For the fiscal year ended October 31, 2014 for the Equity and Emerging Markets Debt Funds, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of the Equity and Emerging Markets Debt Funds in existence during the period under the Retail Compensation Plan:

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2014
Emerging Markets Debt Fund	$70	$—	$21	$104	$51	$246
Emerging Markets Equity Fund	4,512	—	1,362	6,679	3,305	15,858
Emerging Markets Equity Index Fund	5,513	—	1,665	8,163	4,041	19,382
Equity Index Fund	420,412	—	126,931	622,307	307,974	1,477,624
Global Natural Resources Fund	4,914	—	1,484	7,273	3,599	17,270
Growth & Income Fund	651,854	—	196,809	964,894	477,518	2,291,075
International Equity Fund	239,241	—	72,232	354,132	175,257	840,862
International Opportunities Fund	1,595	—	481	2,361	1,168	5,605
Large-Cap Growth Fund	384,689	—	116,145	569,429	281,805	1,352,068
Large-Cap Value Fund	95,593	—	28,861	141,499	70,027	335,980
Mid-Cap Growth Fund	129,619	—	39,135	191,868	94,954	455,576
Mid-Cap Value Fund	197,890	—	59,747	292,924	144,965	695,526
Small-Cap Equity Fund	73,951	—	22,327	109,464	54,173	259,915
Social Choice Equity Fund	322,115	—	97,253	476,805	235,966	1,132,139

Payments by a Fund under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund. Since the Short-Term Bond Index Fund, the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund were not yet operational, they made no payments under their respective Retail Compensation Plan as of the date of this SAI.

TIAA-CREF Funds  ■  Statement of Additional Information     63

Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended March 31, 2015 (except as otherwise noted) for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund), the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each of the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund) in existence during the period under the Premier Class Distribution Plan. Since the Short-Term Bond Index Fund was not yet operational, it made no payments under the Premier Compensation Plan as of the date of this SAI.

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended March 31, 2015
Bond Fund	$—	$—	$25,855	$—	$—	$25,855
Bond Index Fund	—	—	61,448	—	—	61,448
Bond Plus Fund	—	—	21,340	—	—	21,340
High-Yield Fund	—	—	46,778	—	—	46,778
Inflation-Linked Bond Fund	—	—	11,141	—	—	11,141
Short-Term Bond Fund	—	—	18,175	—	—	18,175
Social Choice Bond Fund	—	—	4,893	—	—	4,893
Real Estate Securities Fund	—	—	88,323	—	—	88,323

For the fiscal year ended October 31, 2014 for the Equity and Emerging Markets Debt Funds, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each of the Equity and Emerging Markets Debt Funds in existence during the period under the Premier Class Distribution Plan. Since the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund were not yet operational, they made no payments under their respective Premier Compensation Plan as of the date of this SAI.

Fund	Advertising	Compensation to underwriters	Compensation to broker-dealers	Compensation to sales personnel	Other (includes but is not limited to rent & occupancy, equipment, software and telephone)	Total 12b-1 expenses paid for the period ended October 31, 2014
Emerging Markets Debt Fund	$—	$—	$144	$—	$—	$144
Emerging Markets Equity Fund	—	—	6,335	—	—	6,335
Emerging Markets Equity Index Fund	—	—	6,361	—	—	6,361
Equity Index Fund	—	—	95,203	—	—	95,203
Global Natural Resources Fund	—	—	6,080	—	—	6,080
Growth & Income Fund	—	—	243,031	—	—	243,031
International Equity Fund	—	—	441,897	—	—	441,897
International Equity Index Fund	—	—	286,079	—	—	286,079
International Opportunities Fund	—	—	1,635	—	—	1,635
Large-Cap Growth Fund	—	—	12,568	—	—	12,568
Large-Cap Value Fund	—	—	526,723	—	—	526,723
Mid-Cap Growth Fund	—	—	252,638	—	—	252,638
Mid-Cap Value Fund	—	—	702,943	—	—	702,943
Small-Cap Equity Fund	—	—	304,189	—	—	304,189
Social Choice Equity Fund	—	—	132,828	—	—	132,828

Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by each Fund in proportion to the relative NAVs of the participating Funds.

The Distribution Plans have been approved by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the Trustees concluded that the Distribution Plans would benefit the Retail Class or Premier Class shareholders of each Fund, as applicable.

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One of the potential benefits of the Distribution Plans is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Board with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made.

Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the Trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares or Premier Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class or Premier Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the Trustees and the Independent Trustees with respect to the applicable Fund or Class. The Retail Class and Premier Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan with respect to the applicable share classes of each Fund.

Payments to Intermediaries

TPIS, Services, Advisors and/or their affiliates may make payments to intermediaries, including affiliates such as Nuveen Securities, LLC, from time to time to promote the sale, distribution and/or servicing of shares of the Funds. These payments (“Additional Payments”) are made out of TPIS’s, Services’, Advisors’ and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Funds), are not an additional charge to the Funds or their shareholders, and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund receives as proceeds from such purchases. Although paid by TPIS, Services, Advisors and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Funds to the intermediaries as described in the Funds’ Prospectuses and this SAI.

The Additional Payments may be intended to compensate intermediaries for, among other things: (i) marketing shares of the Funds, which may consist of payments relating to Funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the intermediaries; (ii) access to the intermediaries’ registered representatives or salespersons, including at conferences and other meetings; (iii) assistance in training and education of personnel; (iv) “finders” or “referral” fees for directing investors to the Funds; (v) marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the intermediaries’ customers, registered representatives and salespersons); and/or (vi) other specified services intended to assist in the distribution and marketing of the Funds. In addition or alternatively, TPIS, Services, Advisors and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for subaccounting, plan administration, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Funds. These Additional Payments may exceed amounts earned on these assets by TPIS, Services, Advisors and/or their affiliates for the performance of these or similar services.

The Additional Payments may be a fixed dollar amount or they may be a variable amount that is calculated or based on the number of customer accounts maintained by the intermediary, a percentage of the value of shares sold to, or held by, customers of the intermediary or other factors. The Additional Payments are separately negotiated with each intermediary based on a range of factors, including but not limited to the intermediary’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation. Additional Payments may be different for different intermediaries and may vary with respect to the type of Fund sold or serviced by the intermediary. Additional Payments are always made only to the firm, never to individuals. To the extent permitted by FINRA rules and corporate policies, TPIS, Services, Advisors and their affiliates may also pay non-cash compensation to sales representatives of intermediaries, including in the form of: (i) occasional gifts; (ii) occasional meals, tickets or other entertainment; and/or (iii) sponsorship support of regional or national events of intermediaries or due diligence meetings.

Indemnification of shareholders

Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust,

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might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

Indemnification of Trustees

The Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

Limitation of Fund liability

All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the Trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

Shareholder meetings and voting rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 50% of the Trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the net asset value per share of the applicable Fund.

Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

Additional Funds or classes

Pursuant to the Declaration of Trust, the Trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The Trustees have established other series of the Trust, known as the “Lifecycle Funds,” “Lifecycle Index Funds,” “Lifestyle Funds” and “Managed Allocation Fund,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

Dividends and distributions

Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust as a whole or

66     Statement of Additional Information  ■  TIAA-CREF Funds

any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

Pricing of shares

The share price of each Fund is determined based on the Fund's NAV. The assets of each Fund are valued as of the close of each valuation day in the following manner:

Investments for which market quotations are readily available

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities

Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the official closing price quoted by NASDAQ for that security is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

Foreign investments

Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund for purposes of calculating the NAV. Because events affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s NAV is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For these securities, the Fund uses a fair value pricing service approved by the Board of Trustees. This pricing service employs quantitative models to value foreign equity securities in order to adjust for stale pricing, which occurs between the close of certain foreign exchanges and the close of the NYSE. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of the Fund’s shares to differ significantly from the NAV that would have been calculated using market prices at the close of the foreign exchange on which a portfolio security is primarily traded.

Debt securities

Debt securities for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing service except when it is believed that the prices do not accurately reflect the security’s fair value.

Values for debt securities, including money market instruments (other than those in the Money Market Fund), may also be derived from a pricing matrix that has various types of debt securities along one axis and various maturities along the other.

All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The use of a price derived from a pricing matrix is a method of fair value pricing.

Special valuation procedures for the Money Market Fund

For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

TIAA-CREF Funds  ■  Statement of Additional Information     67

The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than ½ of one percent from $1.00 per share. In the event such deviation should exceed ½ of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

Options and futures

Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale are increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for which market quotations are not readily available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectuses.

Tax status

The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

Qualification as regulated investment company

Each Fund is treated as a separate taxpayer for federal income tax purposes. Each Fund has elected or will elect to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose

68     Statement of Additional Information  ■  TIAA-CREF Funds

its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits.

Equalization accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

Distributions to avoid federal excise tax

A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of:

1. 98% of its ordinary taxable income for the year;

2. 98.2% of its capital gain net income for the twelve months ended on October 31 of that calendar year; and

3. any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

Capital loss carryforwards

As of October 31, 2014, the following Equity and Emerging Markets Debt Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

TIAA-CREF Funds  ■  Statement of Additional Information     69

	Date of expiration
Fund	10/31/2017	10/31/2018	10/31/2019	No expiration	Total
Emerging Markets Debt Fund	$—	$—	$—	$125	$125
Emerging Markets Equity Fund	—	—	14,064,867	42,175,125	56,239,992
Emerging Markets Equity Index Fund	—	—	—	10,362,127	10,362,127
Global Natural Resources Fund	—	—	—	33,520,694	33,520,694
International Equity Fund	43,199,731	37,037,218	—	—	80,236,949
International Opportunities Fund	—	—	—	70,351,828	70,351,828
S&P 500 Index Fund	—	—	—	1,558,340	1,558,340

As of March 31, 2015 (except as otherwise noted), the following Fixed-Income Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

Fund	No expiration	Total
Money Market Fund	$9	$9

Under the Regulated Investment Company Modernization Act of 2010, funds are permitted to carry forward capital losses in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years must be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Investments in foreign securities

Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Fund may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury

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regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

Investments with original issue discount

Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

Options, futures, and swaps

A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

Shareholder taxation

The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisors as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

Distributions

Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds expect

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to pay tax on any retained net capital gain at its regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

Any dividend declared by a Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

Buying a dividend

An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time the investor purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

Qualified dividend income

Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions by a Fund that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds (including the Money Market Fund) or Real Estate Securities Fund are expected to constitute qualified dividend income.

Dividends-received deduction

A Fund’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax advisor regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

72     Statement of Additional Information  ■  TIAA-CREF Funds

Gains and losses on redemptions

A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss. In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the Prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

Each Fund is required to report to the IRS and furnish to certain Fund shareholders the cost basis information for sale transactions of shares purchased on or after January 1, 2012. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, “first-in, first-out” (“FIFO”), or some other specific identification method. Unless you instruct otherwise, the Fund will use average cost as its default cost basis method, and will treat sales as first coming from shares purchased prior to January 1, 2012. If average cost is used for a shareholder’s first sale of the Fund shares covered by these new rules, the shareholder may only use an alternative cost basis method for shares purchased prospectively. Fund shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation.

For shares you sell that were purchased prior to January 1, 2012, you will be sent a statement showing how many shares you sold and at what price. However, the statement will not include cost basis information and will not be furnished to the IRS. You or your tax preparer must determine whether this sale resulted in a capital gain or loss and the amount of tax to be paid on any gain. Be sure to keep your regular account statements; the information they contain will be essential in calculating the amount of your capital gains or losses.

Deduction of capital losses

Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Reports to shareholders

The Funds send to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

Backup withholding

The Funds may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish a Fund with a correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

TIAA-CREF Funds  ■  Statement of Additional Information     73

Shares held in certain custody accounts

Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions.

Shareholders invested through such accounts should consult their tax advisor or TIAA-CREF for more information.

Treatment of Tax-Exempt Bond Fund

The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that are exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

Brokerage allocation

Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, aggregate the securities to be sold or purchased. When Advisors deems the purchase or sale of a security to be in the best interests of a Fund, its personnel also may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds that it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the research. The valuation of such research may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients. Currently, some foreign brokerage commissions are fixed under local law and practice. There is, however, an ongoing trend in many countries to adopt a new system of negotiated commissions.

Transactions in fixed-income instruments with dealers generally involve spreads rather than commissions. That is, the dealer generally functions as a principal, generating income from the spread between the dealer’s purchase and sale prices, rather than as a broker charging a proportional or fixed fee.

74     Statement of Additional Information  ■  TIAA-CREF Funds

Advisors may place orders with brokers providing research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services. Advisors may also place orders with brokers who, through the use of commission-sharing arrangements, obtain research from other broker-dealers and research providers for the benefit of Advisors and its client or proprietary accounts.

Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts.

The following table shows the aggregate amounts of brokerage commissions paid by the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) to firms that provided research services during the fiscal year ended October 31, 2014. Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions
Emerging Markets Debt Fund	$—
Emerging Markets Equity Fund	3,909,998
Emerging Markets Equity Index Fund	229,941
Enhanced International Equity Index Fund	434,660
Enhanced Large-Cap Growth Index Fund	190,240
Enhanced Large-Cap Value Index Fund	259,738
Equity Index Fund	48,114
Global Natural Resources Fund	932,837
Growth & Income Fund	4,458,498
International Equity Fund	6,200,852
International Equity Index Fund	193,991
International Opportunities Fund	1,290,507
Large-Cap Growth Fund	1,930,881
Large-Cap Growth Index Fund	28,949
Large-Cap Value Fund	3,759,611
Large-Cap Value Index Fund	42,769
Mid-Cap Growth Fund	1,750,582
Mid-Cap Value Fund	1,578,428
Small-Cap Blend Index Fund	20,928
Small-Cap Equity Fund	804,612
Social Choice Equity Fund	46,198
S&P 500 Index Fund	19,148

The following table shows the aggregate amount of brokerage commissions paid by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational) to firms that provided research services during the fiscal period ended March 31, 2015 (except as otherwise noted). Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions
Real Estate Securities Fund	$839,253

TIAA-CREF Funds  ■  Statement of Additional Information     75

The aggregate amount of brokerage commissions paid by the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) for the prior fiscal years ended October 31, 2012 and October 31, 2013 and the fiscal year ended October 31, 2014, was as follows:

Fund	October 31, 2014	October 31, 2013	October 31, 2012
Emerging Markets Debt Fund	$—	$—	$—

Emerging Markets Equity Fund	4,056,638	3,450,095	2,816,210

Emerging Markets Equity Index Fund	239,174	288,735	115,722

Enhanced International Equity Index Fund	467,456	500,417	317,857

Enhanced Large-Cap Growth Index Fund	224,674	190,149	194,774

Enhanced Large-Cap Value Index Fund	304,673	224,642	187,939

Equity Index Fund	79,144	136,651	118,795

Global Natural Resources Fund	956,120	1,046,472	544,524

Growth & Income Fund	5,027,633	6,534,509	4,556,062

International Equity Fund	6,535,095	7,697,938	5,186,639

International Equity Index Fund	215,780	315,569	267,342

International Opportunities Fund	1,326,785	518,013	—

Large-Cap Growth Fund	2,160,802	2,055,955	1,979,387

Large-Cap Growth Index Fund	48,135	42,855	49,368

Large-Cap Value Fund	4,144,795	3,556,395	3,209,155

Large-Cap Value Index Fund	106,013	69,041	65,196

Mid-Cap Growth Fund	1,943,315	1,717,961	994,787

Mid-Cap Value Fund	1,798,312	3,153,381	1,824,662

Small-Cap Blend Index Fund	55,499	114,575	42,561

Small-Cap Equity Fund	815,967	666,810	727,326

Social Choice Equity Fund	89,323	49,167	39,168

S&P 500 Index Fund	37,380	27,333	40,393

With respect to increases in brokerage commissions in 2014 from 2013, the Enhanced Large-Cap Value Index Fund increased its options trading, and because options trades generally have a higher commission rate than other trades, there was a higher amount of commissions paid. The International Opportunities Fund is relatively new and experienced growth in assets under management, which increased the amount of commissions paid. The Large-Cap Value Index Fund’s increase was attributed to both an increase in assets under management and positive cash inflows. The Social Choice Equity Fund’s increase was related to a one-time investment. The S&P 500 Index Fund’s increase was due to a significant increase in trading activity caused by purchases and redemptions of Fund shares.

With respect to decreases in brokerage commissions in 2014 from 2013, the Equity Index Fund’s decrease was due to reduced trading activity and a rising market. For the International Equity Index Fund, the decrease was due to reduced trading activity. The Mid-Cap Value’s decrease was directly attributable to lower trading turnover. The Small-Cap Blend Index Fund’s decrease was attributed to a swing from net purchases of the Fund to net redemptions.

The aggregate amount of brokerage commissions paid by the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational) for the prior fiscal years ended March 31, 2013, March 31, 2014, and March 31, 2015 (except as otherwise noted) was as follows:

Fund	March 31, 2015	March 31, 2014	March 31, 2013
High-Yield Fund	$10,017	$—	$—
Short-Term Bond Fund	8,229	938	—
Real Estate Securities Fund	936,436	1,422,662	1,138,728

The decrease in brokerage commissions in 2015 from 2014 for the Real Estate Securities Fund was primarily the result of lower portfolio holdings turnover.

76     Statement of Additional Information  ■  TIAA-CREF Funds

During the fiscal year ended October 31, 2014, certain of the Equity and Emerging Markets Debt Funds acquired securities of certain regular brokers or dealers (as such term is defined under Rule 10b-1 of the 1940 Act) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of October 31, 2014, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Holdings (US$)
Emerging Markets Equity Index Fund	BANCO SANTANDER CHILE	772,559

Enhanced International Equity Index Fund	BANCO SANTANDER SA	15,282,240
	HSBC HOLDINGS PLC	10,420,701
	SKANDINAVISKA ENSKILDA BAN-A	8,601,123
	SUMITOMO MITSUI FINANCIAL GR	1,521,202
	BNP PARIBAS	222,712

Enhanced Large-Cap Growth Index Fund	LAZARD LTD-CL A	7,754,955

Enhanced Large-Cap Value Index Fund	WELLS FARGO & CO	51,061,962
	JPMORGAN CHASE & CO	39,160,800
	CITIGROUP INC	25,999,521
	BANK OF AMERICA CORP	22,749,424
	GOLDMAN SACHS GROUP INC	16,423,495
	MORGAN STANLEY	13,233,049
	LAZARD LTD-CL A	4,911,158
	CHARLES SCHWAB CORP	4,587,200
	STATE STREET CORP	1,995,313
	TD AMERITRADE HOLDING CORP	202,440

Equity Index Fund	WELLS FARGO & CO	101,959,610
	JPMORGAN CHASE & CO	92,063,926
	BANK OF AMERICA CORP	72,063,643
	CITIGROUP INC	65,453,486
	GOLDMAN SACHS GROUP INC	34,284,456
	MORGAN STANLEY	21,227,092
	STATE STREET CORP	13,139,472
	CHARLES SCHWAB CORP	13,043,445
	BB&T CORP	11,014,216
	FIFTH THIRD BANCORP	6,768,194
	TD AMERITRADE HOLDING CORP	3,707,655
	RAYMOND JAMES FINANCIAL INC	2,833,106
	LAZARD LTD-CL A	2,404,696
	POPULAR INC	1,272,299
	STIFEL FINANCIAL CORP	1,148,554
	SUSQUEHANNA BANCSHARES INC	729,942
	PIPER JAFFRAY COS	367,780
	INVESTMENT TECHNOLOGY GROUP	259,770
	COWEN GROUP INC-CLASS A	187,355
	OPPENHEIMER HOLDINGS-CL A	97,365
	FBR & CO	93,229

Growth & Income Fund	BANK OF AMERICA CORP	80,391,494
	WELLS FARGO & CO	69,390,064
	MORGAN STANLEY	52,848,734
	CITIGROUP INC	50,583,227
	JPMORGAN CHASE & CO	38,474,654
	LAZARD LTD-CL A	19,848,853

International Equity Fund	BNP PARIBAS	28,347,298
	NOMURA HOLDINGS INC	366,332

International Equity Index Fund	HSBC HOLDINGS PLC	88,596,169
	BANCO SANTANDER SA	48,165,446
	BNP PARIBAS	30,083,058
	SUMITOMO MITSUI FINANCIAL GROUP	23,788,668
	SOCIETE GENERALE SA	15,793,839
	NOMURA HOLDINGS INC	10,502,674
	SKANDINAVISKA ENSKILDA BAN-A	8,745,685
	ROYAL BANK OF SCOTLAND GROUP	7,063,970
	MACQUARIE GROUP LTD	6,998,102
	JULIUS BAER GROUP LTD	4,439,885

International Opportunities Fund	BNP PARIBAS	10,518,818
	SUMITOMO MITSUI FINANCIAL GROUP	7,234,887

Large-Cap Growth Fund	CHARLES SCHWAB CORP	25,987,778
	MORGAN STANLEY	13,479,621

TIAA-CREF Funds  ■  Statement of Additional Information     77

Fund	Broker	Holdings (US$)
Large-Cap Growth Index Fund	TD AMERITRADE HOLDING CORP	1,573,903
	LAZARD LTD-CL A	1,138,818
	CHARLES SCHWAB CORP	1,040,893

Large-Cap Value Fund	WELLS FARGO & CO	147,144,828
	BANK OF AMERICA CORP	128,524,470
	JPMORGAN CHASE & CO	78,787,296
	CITIGROUP INC	73,242,583
	STATE STREET CORP	61,657,687
	MORGAN STANLEY	54,830,119
	GOLDMAN SACHS GROUP INC	24,143,549

Large-Cap Value Index Fund	WELLS FARGO & CO	68,198,299
	JPMORGAN CHASE & CO	61,572,269
	BANK OF AMERICA CORP	48,449,802
	CITIGROUP INC	43,737,168
	GOLDMAN SACHS GROUP INC	22,855,227
	MORGAN STANLEY	14,414,254
	STATE STREET CORP	8,688,615
	BB&T CORP	7,335,045
	CHARLES SCHWAB CORP	7,205,144
	FIFTH THIRD BANCORP	4,573,392
	RAYMOND JAMES FINANCIAL INC	1,862,281
	POPULAR INC	876,509
	TD AMERITRADE HOLDING CORP	329,775

Mid-Cap Growth Fund	LAZARD LTD-CL A	12,194,533

Mid-Cap Value Fund	FIFTH THIRD BANCORP	48,111,972
	RAYMOND JAMES FINANCIAL INC	24,979,366
	LAZARD LTD-CL A	13,848,383

Small-Cap Blend Index Fund	STIFEL FINANCIAL CORP	2,921,152
	SUSQUEHANNA BANCSHARES INC	1,736,978
	PIPER JAFFRAY COS	888,398
	INVESTMENT TECHNOLOGY GROUP	625,811
	COWEN GROUP INC-CLASS A	443,455
	OPPENHEIMER HOLDINGS-CL A	246,948
	FBR CAPITAL MARKETS CO	214,411

Small-Cap Equity Fund	SUSQUEHANNA BANCSHARES INC	9,992,466

Social Choice Equity Fund	CHARLES SCHWAB CORP	16,073,463
	STATE STREET CORP	16,010,273
	BB&T CORP	15,174,728
	POPULAR INC	1,548,157
	TD AMERITRADE HOLDING CORP	101,220
	SUSQUEHANNA BANCSHARES INC	49,119

S&P 500 Index Fund	WELLS FARGO & CO	34,369,351
	JPMORGAN CHASE & CO	31,028,841
	BANK OF AMERICA CORP	24,621,683
	CITIGROUP INC	22,128,659
	GOLDMAN SACHS GROUP INC	10,612,271
	MORGAN STANLEY	7,301,964
	CHARLES SCHWAB CORP	4,484,103
	STATE STREET CORP	4,359,551
	BB&T CORP	3,720,574
	FIFTH THIRD BANCORP	2,258,210

REGULAR BROKER OR DEALER BASED ON ENTITIES ACTING AS PRINCIPALS

Fund	Broker	Holdings (US$)
Enhanced Large-Cap Value Index Fund	CITIGROUP INC	25,999,521
	GOLDMAN SACHS GROUP INC	16,423,495

International Equity Index Fund	NOMURA HOLDINGS INC	10,502,674

Large-Cap Value Fund	BANK OF AMERICA CORP	128,524,470

S&P 500 Index Fund	JPMORGAN CHASE & CO	31,028,841
	BANK OF AMERICA CORP	24,621,683

78     Statement of Additional Information  ■  TIAA-CREF Funds

Directed brokerage

In accordance with the 1940 Act, the Funds have adopted a policy prohibiting the Funds from compensating brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

Legal matters

All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Managing Director, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

Experts

The financial statements incorporated into this SAI by reference to the Annual Reports to shareholders for the fiscal year ended October 31, 2014 (for the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity and the Social Choice Low Carbon Equity Fund, which were not yet operational)) and March 31, 2015 (for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational)) have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial statements

The audited and unaudited financial statements of the Funds are incorporated herein by reference to (i) the Trust’s Annual Reports on Form N-CSR for the fiscal year ended October 31, 2014 for the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational) and fiscal year ended March 31, 2015 for the Fixed-Income and Real Estate Securities Funds (other than the Emerging Markets Debt Fund and the Short-Term Bond Index Fund, which were not yet operational), and (ii) the Trust’s Semiannual Reports on Form N-CSR for the six-month fiscal period ended April 30, 2015 for the Equity and Emerging Markets Debt Funds (other than the Social Choice International Equity Fund and the Social Choice Low Carbon Equity Fund, which were not yet operational). These financial statements have been filed with the SEC and the reports have been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual or Semiannual Report on request. Note that such statements, reports and filings do not contain information for the Social Choice International Equity Fund, the Social Choice Low Carbon Equity Fund or the Short-Term Bond Index Fund as each of those Funds was not operational during the applicable periods.

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Appendix A: TIAA-CREF policy statement on corporate governance

I. Introduction

Purpose and applicability of policy statement

The purpose of this document, including the proxy voting guidelines in Appendix A (the “Policy Statement”), is for Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) to inform our clients, participants and shareholders, portfolio companies, stakeholders and other institutional investors about the corporate governance and social responsibility practices we expect of our portfolio companies. The principles and guidelines herein disclose how we generally vote proxies of portfolio companies. Additionally, this Policy Statement is intended to serve as a basis for dialogue with boards of directors and senior managers.

The policies and principles herein apply to publicly traded operating companies and may not be directly applicable to open-end investment companies or privately held entities. Although many of the specific policies relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. Although TIAA is not a publicly traded company, to the extent practicable, TIAA’s internal governance practices are guided by the policies and principles articulated herein.

Why we focus on corporate governance

TIAA-CREF is an institutional investor whose mission is to help those in the academic, medical, cultural, research and government fields plan to and through retirement. We do this with a full array of financial products and services to help our participants and shareholders achieve lifetime financial security. Our clients expect us to be stewards of their savings and to help provide for their financial security.

We believe that good governance practices and responsible corporate behavior contribute to the long-term performance of public companies and are critical to well-functioning securities markets. We also believe that strong corporate governance helps reduce investment risk and ensures that shareholder capital is used effectively.

Institutional investors are the constituency whose interests are best aligned with stable and growing markets because of their long-term orientation. Furthermore, long-term investors have among the most to lose if markets deteriorate and asset prices fall.

Accordingly, we believe it is in our participants’ and shareholders’ economic interest to promote good corporate governance and to monitor and engage with portfolio companies on issues that may affect their long-term, sustainable profits.

For over forty years TIAA-CREF has advocated the merits of involved owners working to improve corporate governance. In the 1970s and 1980s, TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. We were also one of the first institutional investors to engage in dialogue with portfolio companies on social responsibility issues such as automotive safety in the United States and apartheid policies in South Africa.

In the 1990s and 2000s, TIAA-CREF continued to strengthen its commitment to responsible investing and good corporate citizenship, including the establishment of the CREF Social Choice Account and other socially screened investment products that give special consideration to social concerns. Additionally, TIAA-CREF focused on influencing companies to adopt best-in-class governance practices and disclosures related to director elections, board structure and compensation.

The repeated corporate crises of the last decade (such as options backdating and other accounting-related fraud, instances of egregious compensation practices connected with poor performance, and most recently, the meltdown of the global financial sector) have highlighted the need for market participants and shareholders to re-commit to practices and behaviors that promote the long-term, sustainable health of our economy. We believe it is important that issuers and shareholders act responsibly to restore and maintain public trust and confidence in the governance of our public corporations.

In this light, we have revised this sixth edition of the Policy Statement to reflect current developments in corporate governance, social and environmental policies, the convergence of best practices across global markets, and enhanced shareholder rights and responsibilities recently granted by the U.S. Securities and Exchange Commission, Congress, and other foreign governments and regulators. Our policies continue to respect the province of boards and management to run the company while safeguarding our rights as shareholders.

The Policy Statement is reviewed periodically and is subject to amendment. The latest edition of the Policy Statement incorporating any amendments is posted on our website (www.tiaa-cref.org).

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II. TIAA-CREF’s corporate governance program

A. Introduction

The TIAA and TIAA-CREF Funds Boards have delegated oversight of TIAA-CREF’s corporate governance program, including oversight of management’s development and establishment of portfolio company governance policies, to the TIAA and TIAA-CREF Funds Committees on Corporate Governance and Social Responsibility (separate committees of the TIAA board and the boards of TIAA-CREF affiliated investment companies that meet jointly and are composed entirely of independent trustees, but that vote separately on matters presented to them for approval).

TIAA-CREF’s corporate governance program is administered by a staff of professionals within the Corporate Governance Group who work collaboratively with the Asset Management Group and other internal stakeholders.

B. Governance activities

1. Proxy voting

Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is one of our primary methods for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission. All of our voting decisions are made in the best interest of our participants and shareholders.

TIAA-CREF’s voting policies, as described in this Policy Statement, are implemented on a case-by-case basis by the staff of our Corporate Governance Group. The staff relies on its professional judgment informed by proprietary research, reports provided by a variety of third-party research providers, consultation with our Asset Management Group and our trustees or a committee thereof. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

2. Engagement

Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance or environmental and social policies and practices that we believe impact their performance. This strategy of “quiet diplomacy” reflects our belief and past experience that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by an analysis of each company’s financial condition and risk profile conducted in conjunction with our Asset Management Group.

In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies and the views of TIAA-CREF’s participants and shareholders and institutional clients.

As noted, our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives. Engagement may include the following activities:

• submitting shareholder resolutions

• withholding or voting against one or more directors

• requesting other investors to support our initiatives

• engaging in collaborative action with other investors

• engaging in public dialogue and commentary

• supporting an election contest or change of control transaction

• conducting a proxy solicitation

• seeking regulatory or legislative relief

• commencing or supporting litigation

• pursuing other enforcement or compliance remedies

TIAA-CREF is committed to engagement with companies and will only consider divesting from a security in the rarest of circumstances. As a matter of general investment policy, we may consider divesting or underweighting a company’s stock from our accounts in cases where we conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

Our policy of engagement over divestment is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term

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losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants and shareholders.

3. Thought leadership

In addition to proxy voting and engagement, which are actions targeted at specific companies, TIAA-CREF believes that it is important to participate in the creation, development and implementation of ideas and practices surrounding corporate governance and social responsibility in order to influence the broadest constituency possible. While the following list of activities is not necessarily exhaustive, it provides an overview of the variety of ways we participate in the corporate governance and social responsibility community.

1.  TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.  TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.  TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance, protect shareholder rights and advance social responsibility. We also participate in related conferences and symposia in order to actively contribute to the development of the emerging corporate governance and social responsibility best practices.

4. TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance, shareholder rights and social responsibility.

5. TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.  TIAA-CREF routinely engages with professional service providers (e.g., law, executive recruiting, executive compensation and accounting firms) in order to share knowledge and influence the professionals who advise our portfolio companies on important issues.

4. International corporate governance

With a substantial share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants and shareholders to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

Our international corporate governance program consists of: (i) selective direct engagement with foreign portfolio companies; (ii) selective collaborative engagement with other institutional investors based in foreign markets; (iii) engagement and dialogue with foreign regulators, legislators and industry groups, and (iv) active participation in global corporate governance organizations.

In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to using our best efforts to vote our shares in international companies. Our staff is familiar with voting procedures in every country where we invest and we stay abreast of new developments occurring in those markets. Additionally, we promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely held view that the harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in many non-U.S. markets with less developed corporate governance practices seek to deal with the following problems:

• Robust shareholder rights, basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

• Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

• Listed companies dominated by controlling shareholders often blend characteristics of private and public companies; giving management and insiders too much power and minority shareholders too little.

• Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

• Foreign banks often hold large blocks of shares within the companies they do business that can create conflicts of interest.

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• Ambivalence about shareholder engagement, control contests and takeover bids undermines management accountability and market vitality.

• Policies and internal systems designed to avoid bribery and corruption are underdeveloped or nonexistent.

III. Shareholders rights and responsibilities

A. Introduction

TIAA-CREF recognizes that the laws, practices and customs governing company and shareholder interactions continue to vary across the globe despite recent harmonization efforts. However, we believe there are certain shareholder rights that should be respected by all publicly traded operating companies regardless of their domicile. Similarly, shareholders also have a duty to exercise their rights responsibly.

Below we outline TIAA-CREF’s basic expectations for both companies and shareholders. While in some cases the full adoption of these rights and responsibilities may still be aspirational, we believe these principles should be pursued in the interest of maintaining well-functioning markets.

B. Generally applicable shareholder rights

As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.  Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director (including directors who are affiliated with either the company or a particular shareholder) is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.  One Share, One Vote. Generally, shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings. Companies that do not have a one-share-one-vote structure should periodically assess the efficacy of such a structure and provide shareholders with a rationale for maintaining such a structure.

3. Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4. Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5. Vote Requirements. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted. The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6. Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7. Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8. Board Communication. Shareholders should have the ability to communicate with the board of directors. Companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members. Applicable regulations aimed at preventing selective disclosure of material non-public information should not be used by boards and management as a shield to meaningful dialogue with shareholders.

9. Common Language. Annual meeting agendas and disclosure documents should be published in English, the generally accepted language of international business, whenever a company has accessed global capital. Shareholders should not be disenfranchised as a result of language barriers.

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10. Impediments to Voting. Shareholders should be able to vote all their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands, late notification of agenda items or other unreasonable requests. This is particularly problematic in many foreign markets.

11. Vote Confirmation. Shareholders should have the ability to confirm that their votes have been received and tabulated. The proxy voting process involves an extensive network of participants creating a risk that votes submitted by shareholders do not ultimately reach the corporation. Shareholders are devoting an increasing amount of resources to making their voting decisions and should be able to know that they are not being lost in the system.

12. Robust Disclosure. Shareholders should expect robust disclosure on any item on which they are voting. In order to make informed decisions, shareholders should not be reliant on a third party to gather information from multiple sources. Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information. Additionally, companies should provide audited financial statements that are acceptable under international governance and accounting standards.

C. Shareholder responsibilities

As providers of capital, long-term shareholders have among the most to lose if markets deteriorate and asset prices fall. This is especially true for those institutions who invest on behalf of individuals, such as TIAA-CREF, whose losses can have a broad impact on the general public’s long-term financial security. Therefore, it is critical for such investors to participate as active owners of the companies in which they invest. By acting as responsible investors, long-term shareholders help to protect not only their clients but the capital markets as a whole. We believe that the following principles provide a framework for being a responsible investor.

1. Exercise Rights Responsibly. Investors should exercise their rights responsibly to ensure companies are well-managed and positioned to drive long-term value. They should vote their shares diligently, recognizing that they are a valuable asset, and an important means to communicate with the company and other shareholders. Investors should not blindly support management, and should dedicate appropriate resources, including senior management, to proxy decisions. Further, investors should carefully and thoughtfully use the shareholder rights granted to them through regulation or the company’s bylaws. Boards and management should not have to continuously expend corporate resources responding to shareholder demands that the average prudent and responsible shareholder would deem frivolous, unreasonable or immaterial to the long-term health of the company.

2. Hold Boards Accountable. Investors should be willing to take action when they believe the board has not adequately represented their interests. Shareholders should be willing and able to remove directors when they have performed badly or have been unresponsive to less aggressive overtures.

3. Monitor Performance. Once they have made an investment decision, investors should be prepared to monitor companies and they should develop skills to do so. Monitoring includes discussions with both the board and management in differing ways, and engagement with companies on issues of concern. Shareholders should consider many factors in monitoring companies, including long-term performance, board performance, governance and other policies, strategic direction and leadership. Shareholders also should consider factors of risk, both from a perspective of whether appropriate risks are encouraged, but also monitoring performance in the context of the risk taken to achieve desired returns.

4. Promote Aligned Compensation. Shareholders should ensure that compensation policies are performance-based, appropriately tailored to meet the company’s circumstances, integrated into and consistent with the business strategy and have a long-term orientation. There are a variety of ways to achieve these objectives. Nevertheless, these strategies should be based on realistic accounting of profits as well as encompass a measurement of risk. Compensation decisions provide one of the better windows into the boardroom, and clearly reflect on the quality of the board, its priorities, its ability to balance competing interests and its independence from management. Shareholders should strive to provide thoughtful feedback to companies through engagement, proxy votes, investor policy statements and advisory votes on compensation.

5. Defend Integrity of Accounting Standards. Shareholders should take a more active position in defending the integrity of accounting standards. Accounting standards play an important role in our governance system, as the quality of reported information is effectively the lifeblood of financial markets. The purpose of financial statements should be to transparently represent the true condition of the reporting entity. If a company or industry is volatile or risky, the financial statements should represent this. Investors are otherwise unable to effectively judge risk and allocate capital appropriately.

6. Increase Communication. Shareholders and boards should work together to develop constructive solutions to the risks posed by governance problems. Communication can be structured or unstructured or formal or informal, but whatever method is used, it should take place as necessary to ensure alignment and understanding of goals.

7. Encourage Long-Term Orientation. The adoption of a long-term perspective should encourage boards and management to generate policies for sustainable growth and earnings, and discourage excessive short-term risk taking. Investors should have discipline in ensuring that they themselves are acting in the long-term interests of their beneficiaries, ranging from

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dedicating the proper resources to governance and monitoring to ensuring their own reward system is consistent with a long-term strategy.

8. Strengthen Investors’ Own Governance. Large mutual funds and pension funds hold significant stakes in corporate America and, therefore, have the greatest potential ability to influence corporate policies. However, in order to be credible advocates, they should hold themselves to high standards of governance appropriate for their own operations. Fund governance practices, which understandably differ from governance practices for publicly traded operating companies in certain respects, still should be examined to ensure that any potential conflicts of interests are properly managed and that fiduciary obligations are met.

9. Ensure Responsible Securities Lending. Institutional investors must balance their responsibility to be active owners with their duty to generate optimal financial returns for their beneficiaries. Securities lending practices can create a conflict with respect to whether to recall loaned securities in order to vote, or not to recall in order to preserve lending fee revenue. In the U.S., the lack of advance notice of agenda items prior to the record date can further complicate an investor’s securities recall decision. To address these issues, institutional investors should develop new policies or enhance existing ones governing their securities lending and proxy voting practices. The policies should require the investor to conduct an analysis of the relative value of lending fees versus voting rights in any given situation and require a recall of securities when the investor believes the exercise of voting rights may be necessary to maximize the long-term value of its investments despite the loss of lending fee revenue. Further, to the extent practicable and consistent with applicable regulations and existing contractual obligations, the policy should require the investor to monitor its securities lending program.

IV. Corporate governance principles

A. Introduction

TIAA-CREF believes that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. Corporate governance standards must balance two goals—protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

Below we present our basic expectations of portfolio companies. While we recognize that companies outside the United States are subject to different laws, standards and customs and are mindful that cultural differences need to be respected, we do not believe this should result in companies failing to comply with the principles presented. Furthermore, we are also mindful that companies face unique situations and that a “one size fits all” approach to corporate governance is not practical. However, when a company chooses to not to adopt a generally accepted governance practice, we expect disclosure explaining why such a decision was appropriate.

B. Expectations of portfolio companies

1. The board of directors

The board of directors in their representation of the long-term interest of shareholders is responsible for, among other things: (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial integrity; (iii) developing compensation and succession planning policies; (iv) setting the ethical tone for the company; and (v) ensuring management accountability.

To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

TIAA-CREF has adopted the following principles for board structure and process:

Board membership

1. Director Independence. The board should be composed of a substantial majority of independent directors. A periodic examination of all relevant information should be conducted to ensure compliance with this policy. TIAA-CREF has long advocated for director independence, which is now widely accepted as the keystone of good corporate governance. The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have neither present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Boards should be mindful that personal or business relationships, even without a financial component, can compromise independence. Any director who a disinterested observer would reasonably consider to have a “substantial” relationship with the company should not be considered independent. Independence requirements should be interpreted

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broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

2. Director Election. As discussed in more detail below, TIAA-CREF believes that a company’s charter or bylaws should dictate that directors be elected annually by a majority of votes cast.

3. Director Compensation. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. Director compensation programs should include a balanced mix of cash and equity and be structured to encourage a long-term perspective.

4. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

5. Other Commitments. Prior to nominating directors, the nominating and governance committee should ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities. Considerations should include, current employment responsibilities, other board and committee commitments and the travel required to attend board meetings in person.

6. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. After an orientation program to acclimate new directors to the company’s operations and culture, directors should also receive continued training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their industry-specific knowledge and understanding of their responsibilities.

Director elections

TIAA-CREF has adopted the following policy on director elections:

1. Directors should be elected annually by a majority rather than a plurality of votes cast.*

2. In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3. In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4. Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

5. Amendments to a company’s director election standards should be subject to a majority vote of shareholders.

* Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

Director nomination

1. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. All directors serving on the audit committee should be financially literate and at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

3. Shareholder Nominations. Boards should establish and disclose the process by which shareholders can submit nominations to be considered by the board. If the nomination is not accepted, the board should communicate to that shareholder a reason for not accepting the nomination.

4. Proxy Access. TIAA-CREF believes that shareholders should have the right to place their director nominees on the company’s proxy and ballot in accordance with applicable law, or absent such law if reasonable conditions are met. The board should not take actions designed to prevent the full execution of this right.

Board responsibilities

1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee,

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engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board should continuously monitor and evaluate the performance of the CEO and senior executives, and should oversee a succession plan for executive management. The board should disclose the succession planning process generally.

4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

Board operation

1. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

2. Executive Sessions. The full board and each board committee should hold regular executive sessions at which only independent directors are present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

3. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees. Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

4. Indemnification and Liability. It is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service to the extent provided by law. However, when a court, regulator or other authoritative body has made a final determination that serious misconduct (e.g., fraud, gross negligence and breach of duty or loyalty) has occurred, then directors should not be indemnified.

5. Role of the Chairman. In recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

In order to ensure independent oversight, TIAA-CREF believes that the separation of CEO and chair or appointment of a lead independent director is appropriate. In addition to disclosing why a specific structure has been selected, when the CEO and chair roles are combined, a company should disclose how the lead independent director’s role is structured to ensure they provide an appropriate counterbalance to the CEO/chair.

Board organization

Boards should establish at least three standing committees—an audit committee, a compensation committee and a nominating and governance committee—all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

While the responsibilities of the three primary standing committees are generally established through laws and listing standards, TIAA-CREF believes that specific attention should be given to the following:

Compensation Committee

The Compensation Committee is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total

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compensation. The committee, in conjunction with the full board, should confirm that the Compensation Discussion and Analysis (CD&A) accurately reflects the compensation decisions made. Since compensation practices receive such great scrutiny, below we provide principles that we believe should guide the committee’s compensation decisions.

Audit Committee

The Audit Committee oversees the company’s accounting, compliance and in most cases risk management practices. It is responsible for ensuring the full and fair disclosure of the company’s financial condition. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole authority to hire and fire the corporation’s independent auditors and to set and approve their compensation. The Audit Committee is also responsible for overseeing the adequacy and effectiveness of the company’s internal controls. The internal audit team should report directly to the Audit Committee.

Nominating and Governance Committee

The Nominating and Governance Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and ensuring the appropriate and effective board oversight of the company’s business. When the company’s board structure and/or governance policies are not consistent with generally accepted best practices, the committee should ensure that shareholders are provided with a reasonable explanation why the selected structure and policies are appropriate.

In addition to the three primary standing committees established through laws and listing standards, boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations, human resources, public affairs, sustainability and risk committees.

TIAA-CREF has adopted the following principles for committees of the board:

1. Each committee charter should specifically identify the role the committee plays in the overall risk management structure of the board. When a company faces numerous or acute risks, financially or operationally, the board should disclose why the current risk management structure is appropriate.

2. Each committee should have the power to hire independent experts and advisors.

3. Each committee should report to the full board on the issues and decisions for which it is responsible.

4. Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

2. Executive compensation

Recently, there has been an intensive focus on executive compensation by shareholders, legislators, regulators and other observers. TIAA-CREF does not believe in prescribing specific compensation programs or practices for our portfolio companies. We are mindful that each company’s situation is unique and encourage the board to craft a compensation program that is appropriately customized. As long-term investors, we support compensation policies that promote and reward the creation of long-term sustainable shareholder value.

We appreciate that boards of directors, not shareholders, are in the best position to take all of the relevant factors into consideration in establishing an executive compensation program that will attract, retain and appropriately incentivize executive management to strengthen performance and create long-term sustainable value for shareholders.

However, shareholders do have an important role in assessing the board’s stewardship of executive compensation and should engage in discussions when they believe compensation programs are not aligned in the best interests of shareholders. To that end, the board, through its Compensation Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation philosophy, including explanations of all components of the program, through disclosure in the CD&A and the board Compensation Committee Report.

Although we do not prescribe specifics, below we outline the general principles that should guide the establishment of compensation plans and CD&A disclosures.

General principles

Executive compensation should be based on the following principles:

1. Compensation should be objectively linked to appropriate company-specific metrics that drive long-term sustainable value and reflect operational parameters that are affected by the decisions of the executives being compensated.

2. Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

3. Compensation should include a mixture of cash and equity that is appropriate based on the company’s compensation philosophy without incentivising excessive risk.

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4. Compensation should consider the overall performance of the company as well as be based on each executive’s responsibilities and criteria that are actually within each executive’s control or influence.

5. Compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

6. The board should not unduly rely on comparative industry data and other outside surveys to make compensation determinations; especially if such information is inconsistent with the company’s compensation philosophy.

7. Compensation Committees should work only with consultants who are independent of management.

8. Companies should use peer groups that are consistent with their industry, size, scope and market for executive talent.

9. Executive performance evaluations should include a balance between formulaic and subjective analysis without being overly reliant on either.

10. If employment contracts are in place for named executive officers, such contracts should balance the need to attract and retain the services of the executive with the obligation to avoid exposing the company to liability, unintended costs and excessive transfers of corporate treasury; especially in the event of terminations for misconduct, gross mismanagement or other reasons constituting a “for cause” termination.

Principles specific to equity-based compensation plans

While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation has increased in recent years. It is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

In general, equity-based compensation should be based upon the following principles:

1. The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not simply an unintended consequence.

2. All plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3. Equity-based plans should take a balanced approach to the types of equity used. Equity that is not linked to performance metrics runs the risk of rewarding or punishing executives for market movements beyond their control.

4. Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5. Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

6. Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

7. Equity-based plans should specifically prohibit any direct or indirect change to the strike price or value of options without the approval of shareholders.

8. Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9. Companies should require and specify minimum stock ownership requirements for directors and company executives to ensure their interests are aligned with shareholders.

10. Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11. Equity plans should prohibit recipients from hedging or otherwise reducing their exposure to changes in the company’s stock price as this can result in their interests no longer being aligned with shareholders.

12. Generally, dividends (or equivalents) associated with unvested shares should be accrued, payable after the shares have vested and such amounts should be disclosed. However, if dividends are paid on unvested shares then such payment amounts should be disclosed along with a reasonable rationale.

Compensation discussion and analysis

A company’s compensation disclosure should be based on the following principles:

1. The disclosure should be clear, concise and generally able to be understood by any reasonably informed shareholder.

2. The disclosure should explain how the program seeks to identify and reward the value added by management.

3. The disclosure should identify how compensation is linked to long-term sustainable value creation.

4. Performance metrics, weights and targets should be disclosed, including why they are appropriate given the company’s business objectives and how they drive long-term sustainable value.

5. When possible, charts should be used in conjunction with narratives to enhance comprehension.

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6. When compensation decisions are inconsistent with generally accepted practices, care should be given to provide shareholders with a reasonable explanation as to why such actions were deemed appropriate.

7. Significant changes to the compensation program from year to year and accompanying rationale should be prominently identified.

8. Companies should explain their rationale for the peer group selected, including reasons for (a) changes to the group from year to year and (b) any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

9. Non-GAAP financial performance measures should be presented alongside their GAAP counterparts with an explanation of why each adjustment was made.

10. Tax gross-ups, if not generally available to all employees, should be accompanied by disclosure explaining why they are reasonable and necessary.

11. If employment contracts are in place for named executive officers, such contracts should be disclosed in detail with an explanation of how such contracts are in the best interest of the company and its shareholders.

V. Environmental and social issues

A. Introduction

As a matter of good corporate governance, boards should carefully consider the strategic impact of environmental and social responsibility on long-term shareholder value. Over the last several years, numerous innovative best practices have emerged within corporations that promote risk management (including reputational risk) and sustainable competitiveness. TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. To ensure companies have the best possible information about their relationship with their stakeholders, directors should encourage dialogue between the company and its investors, employees, customers, suppliers and the larger community.

We believe that investors should encourage a long-term perspective regarding sustainability and social responsibility, which may impact the long-term performance of both individual companies and the market as a whole. We communicate directly with companies to encourage careful consideration of sustainable practices and disclosure. TIAA-CREF may support reasonable shareholder resolutions on social and environmental topics that raise relevant economic issues for companies. In casting our votes, we consider whether the resolution respects the proper role of shareholders and boards in overseeing company policy, as well as any steps that the company may have taken to address concerns.

B. Issues of concern

While our policies are not intended to be prescriptive, we believe that the following issues merit board and investor attention:

1. Environment and health

We believe that changes in the natural environment, associated human health concerns, and growing national and international efforts to mitigate these concerns will pose risks and opportunities for companies. In particular:

• A company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks;

• Hazards related to safety or toxic emissions at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share;

• Expectations of growing resource scarcity, especially with regard to energy, biodiversity, water and forest resources present long-term challenges and uncertainties for businesses; and

• Significant public health impacts may result from company operations and products, and global health pandemics may disrupt company operations and long-term growth.

Conversely, strategic management of health and environmental challenges may provide opportunities for enhanced efficiency, reputation, product innovation and competitive advantage. We believe that boards and managers should integrate health and environmental considerations into strategic deliberations. Consistent with long-term business strategic goals, companies should develop and implement policies designed both to mitigate and adapt to these challenges, and to make reasonable disclosures about efforts to manage these concerns.

2. Human rights

Adoption and enforcement of human rights codes and fair labor standards, including supply and distribution chains where appropriate, can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

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Companies may face legal or reputational risks relating to perceived violations, or complicity in violations, of internationally recognized human rights. While it is the duty of states to protect labor and human rights through the enforcement of national and local laws, companies should strive to respect these rights by developing policies and practices to avoid infringing on the rights of workers, communities and other stakeholders throughout their global operations.

The international community has established numerous conventions, covenants and declarations which together form a generally accepted framework for universal human rights. Though most of these instruments are intended to define state duties, the principles underlying these standards form the basis for public judgments about corporate human rights performance. Companies should determine which of these rights may be impacted by company operations and relationships and adopt labor and human rights policies that are consistent with the fundamental attributes of these norms. Examples include freedom of expression, personal security, indigenous rights and labor standards related to child and forced labor, discrimination, and freedom of association and collective bargaining.

Companies should be transparent about their policies and develop monitoring systems to ensure compliance by employees, and, where appropriate, business partners. Companies should pay heightened attention to human rights in regions characterized by conflict or weak governance, while it may be more appropriate to emphasize legal compliance in stable countries with well-functioning governments and regulatory systems in place.

In the experience of TIAA-CREF, long-term shareholder engagement with companies is the most effective and appropriate means of promoting corporate respect for human rights. However, in the rarest of circumstances and consistent with Section II of this document, we may, as a last resort, consider divesting from companies we judge to be complicit in genocide and crimes against humanity, the most serious human rights violations, after sustained efforts at dialogue have failed and divestment can be undertaken in a manner consistent with our fiduciary duties.

3. Diversity and non-discrimination

Promoting diversity and maintaining inclusive workplace standards can help companies improve decision making, attract and retain a talented and diverse workforce and compete more effectively. Boards and management should strive to create a culture of inclusiveness and acceptance of differences at all levels of the corporation. Companies should be aware of any potential failures to provide equal opportunities and develop policies and initiatives to address any concerns.

Boards of directors can also benefit from a diversity of perspective and demographics. Though we do not believe in quotas, we believe that nominating committees should develop appropriate diversity criteria for director searches to ensure that candidates are drawn from the broadest possible pool of talent. Companies should disclose how diversity policies support corporate efforts to strengthen the effectiveness of their boards.

Given changing cultural norms, companies should reference sexual orientation and gender identity in corporate non-discrimination policies, even when not specifically required by law.

4. Philanthropy and corporate political influence

Without effective oversight, excessive or poorly managed corporate political spending may pose risks to shareholders, including the risk that corporate political spending may benefit political insiders at the expense shareholder interests. Given increased public scrutiny of corporate political activities, we believe it is the responsibility of company boards to review and disclose the use of corporate assets to influence the outcomes of elections. Companies involved in political activities should disclose information about contributions as well as the board and management oversight procedures designed to ensure that political expenditures are made in compliance with all laws and in the best interests of shareholders.

Boards should also oversee charitable contributions to ensure that these are consistent with the values and strategy of the corporation. Companies should disclose their corporate charitable contributions, and boards should adopt policies that prohibit corporate contributions that would pose any actual or perceived risk to director independence.

5. Product responsibility

Failure to manage the potential hazards created by their products and services can create long-term risks for companies and undermine public faith in the market. Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

Companies should carefully analyze the potential risks related to the use of their products, develop policies to manage any potential concerns, and disclose results to shareholders.

Appendix A: Proxy voting guidelines

A. Introduction

TIAA-CREF’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

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The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA-CREF will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

• When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

• When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

• When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

• When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

Contested elections:

General Policy: TIAA-CREF will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA-CREF will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

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C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA-CREF will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of auditor:

General Policy: TIAA-CREF will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA-CREF will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA-CREF will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

• Whether the company has demonstrated a need for antitakeover protection;

• Whether the provisions of the device are in line with generally accepted governance principles;

• Whether the company has submitted the device for shareholder approval; and

• Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA-CREF will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

• Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

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• Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

• Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

• Misalignment of Interests: TIAA-CREF supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

• Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

• Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

• Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

• Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

• Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

• Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA-CREF prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory votes on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA-CREF will vote on a case-by-case basis on golden parachute proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

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Use of natural resources:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global labor standards:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

• TIAA-CREF may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA-CREF or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA-CREF will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

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Tobacco:

General Policies:

• TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

• TIAA-CREF will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

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